Supplemental Information
Third Quarter 2013

This information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(Dollars in millions, except per share information; shares in thousands)
	Nine Months Ended September 30		Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012
	2013	2012
Income statement
Net interest income	$31,479	$30,332	$10,266	$10,549	$10,664	$10,324	$9,938
Noninterest income	35,975	34,342	11,264	12,178	12,533	8,336	10,490
Total revenue, net of interest expense	67,454	64,674	21,530	22,727	23,197	18,660	20,428
Provision for credit losses	3,220	5,965	296	1,211	1,713	2,204	1,774
Noninterest expense	51,907	53,733	16,389	16,018	19,500	18,360	17,544
Income tax expense (benefit)	4,335	1,520	2,348	1,486	501	(2,636)	770
Net income	7,992	3,456	2,497	4,012	1,483	732	340
Preferred stock dividends	1,093	1,063	279	441	373	365	373
Net income (loss) applicable to common shareholders	6,899	2,393	2,218	3,571	1,110	367	(33)
Diluted earnings per common share (1)	0.62	0.22	0.20	0.32	0.10	0.03	0.00
Average diluted common shares issued and outstanding (1)	11,523,649	10,826,503	11,482,226	11,524,510	11,154,778	10,884,921	10,776,173
Dividends paid per common share	$0.03	$0.03	$0.01	$0.01	$0.01	$0.01	$0.01

Performance ratios
Return on average assets	0.49%	0.21%	0.47%	0.74%	0.27%	0.13%	0.06%
Return on average common shareholders' equity	4.23	1.48	4.06	6.55	2.06	0.67	n/m
Return on average tangible common shareholders' equity (2)	6.40	2.26	6.15	9.88	3.12	1.01	n/m
Return on average tangible shareholders' equity (2)	6.67	2.89	6.32	9.98	3.69	1.77	0.84

At period end
Book value per share of common stock	$20.50	$20.40	$20.50	$20.18	$20.19	$20.24	$20.40
Tangible book value per share of common stock (2)	13.62	13.48	13.62	13.32	13.36	13.36	13.48
Market price per share of common stock:
Closing price	$13.80	$8.83	$13.80	$12.86	$12.18	$11.61	$8.83
High closing price for the period	14.95	9.93	14.95	13.83	12.78	11.61	9.55
Low closing price for the period	11.03	5.80	12.83	11.44	11.03	8.93	7.04
Market capitalization	147,429	95,163	147,429	138,156	131,817	125,136	95,163

Number of banking centers - U.S.	5,243	5,540	5,243	5,328	5,389	5,478	5,540
Number of branded ATMs - U.S.	16,201	16,253	16,201	16,354	16,311	16,347	16,253
Full-time equivalent employees	247,943	272,594	247,943	257,158	262,812	267,190	272,594

(1)
Due to a net loss applicable to common shareholders for the third quarter of 2012, the impact of antidilutive equity instruments was excluded from diluted earnings per share and average diluted common shares.

(2)
Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate non-GAAP financial measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions, except per share information)

Fully taxable-equivalent (FTE) basis data (1)

	Nine Months Ended September 30		Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012
	2013	2012
Net interest income	$32,125	$31,002	$10,479	$10,771	$10,875	$10,555	$10,167
Total revenue, net of interest expense	68,100	65,344	21,743	22,949	23,408	18,891	20,657
Net interest yield (2)	2.44%	2.35%	2.44%	2.44%	2.43%	2.35%	2.32%
Efficiency ratio	76.22	82.23	75.38	69.80	83.31	97.19	84.93

(1)
FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(2)
Calculation includes fees earned on overnight deposits placed with the Federal Reserve and, beginning in the third quarter of 2012, fees earned on deposits, primarily overnight, placed with certain non-U.S. central banks of $123 million and $147 million for the nine months ended September 30, 2013 and 2012; $50 million, $40 million and $33 million for the third, second and first quarters of 2013; and $42 million and $48 million for the fourth and third quarters of 2012, respectively. For more information, see Quarterly and Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis on pages 10-11 and 12-13.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(Dollars in millions, except per share information; shares in thousands)
	Nine Months Ended September 30		Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012
	2013	2012
Interest income
Loans and leases	$27,384	$29,514	$9,146	$9,060	$9,178	$9,366	$9,597
Debt securities	7,302	6,713	2,205	2,548	2,549	2,196	2,062
Federal funds sold and securities borrowed or purchased under agreements to resell	925	1,173	291	319	315	329	353
Trading account assets	3,567	3,787	1,049	1,181	1,337	1,307	1,189
Other interest income	2,130	2,242	691	717	722	773	775
Total interest income	41,308	43,429	13,382	13,825	14,101	13,971	13,976

Interest expense
Deposits	1,082	1,552	334	366	382	438	484
Short-term borrowings	2,241	2,717	683	809	749	855	893
Trading account liabilities	1,274	1,343	375	427	472	420	418
Long-term debt	5,232	7,485	1,724	1,674	1,834	1,934	2,243
Total interest expense	9,829	13,097	3,116	3,276	3,437	3,647	4,038
Net interest income	31,479	30,332	10,266	10,549	10,664	10,324	9,938

Noninterest income
Card income	4,323	4,573	1,444	1,469	1,410	1,548	1,538
Service charges	5,520	5,780	1,884	1,837	1,799	1,820	1,934
Investment and brokerage services	9,165	8,504	2,995	3,143	3,027	2,889	2,781
Investment banking income	4,388	3,699	1,297	1,556	1,535	1,600	1,336
Equity investment income	2,427	1,371	1,184	680	563	699	238
Trading account profits	6,193	5,078	1,266	1,938	2,989	792	1,239
Mortgage banking income (loss)	3,026	5,290	585	1,178	1,263	(540)	2,019
Gains on sales of debt securities	881	1,491	356	457	68	171	339
Other income (loss)	72	(1,392)	260	(76)	(112)	(642)	(928)
Other-than-temporary impairment losses on available-for-sale debt securities:
Total other-than-temporary impairment losses	(21)	(70)	(8)	(5)	(14)	(1)	(9)
Less: Portion of other-than-temporary impairment losses recognized in other comprehensive income	1	18	1	1	5	—	3
Net impairment losses recognized in earnings on available-for-sale debt securities	(20)	(52)	(7)	(4)	(9)	(1)	(6)
Total noninterest income	35,975	34,342	11,264	12,178	12,533	8,336	10,490
Total revenue, net of interest expense	67,454	64,674	21,530	22,727	23,197	18,660	20,428

Provision for credit losses	3,220	5,965	296	1,211	1,713	2,204	1,774

Noninterest expense
Personnel	26,732	27,348	8,310	8,531	9,891	8,300	8,431
Occupancy	3,359	3,419	1,096	1,109	1,154	1,151	1,160
Equipment	1,620	1,718	538	532	550	551	561
Marketing	1,377	1,393	511	437	429	480	479
Professional fees	2,045	2,578	702	694	649	996	873
Amortization of intangibles	820	955	270	274	276	309	315
Data processing	2,370	2,188	779	779	812	773	640
Telecommunications	1,217	1,227	397	411	409	433	410
Other general operating	12,367	12,907	3,786	3,251	5,330	5,367	4,675
Total noninterest expense	51,907	53,733	16,389	16,018	19,500	18,360	17,544
Income (loss) before income taxes	12,327	4,976	4,845	5,498	1,984	(1,904)	1,110
Income tax expense (benefit)	4,335	1,520	2,348	1,486	501	(2,636)	770
Net income	$7,992	$3,456	$2,497	$4,012	$1,483	$732	$340
Preferred stock dividends	1,093	1,063	279	441	373	365	373
Net income (loss) applicable to common shareholders	$6,899	$2,393	$2,218	$3,571	$1,110	$367	$(33)

Per common share information
Earnings	$0.64	$0.22	$0.21	$0.33	$0.10	$0.03	$0.00
Diluted earnings	0.62	0.22	0.20	0.32	0.10	0.03	0.00
Dividends paid	0.03	0.03	0.01	0.01	0.01	0.01	0.01
Average common shares issued and outstanding	10,764,216	10,735,461	10,718,918	10,775,867	10,798,975	10,777,204	10,776,173
Average diluted common shares issued and outstanding (1)	11,523,649	10,826,503	11,482,226	11,524,510	11,154,778	10,884,921	10,776,173

(1)
Due to a net loss applicable to common shareholders for the third quarter of 2012, the impact of antidilutive equity instruments was excluded from diluted earnings per share and average diluted common shares.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012
	2013	2012
Net income	$7,992	$3,456	$2,497	$4,012	$1,483	$732	$340
Other comprehensive income (loss), net-of-tax:
Net change in available-for-sale debt and marketable equity securities	(5,770)	2,971	(631)	(4,233)	(906)	(1,169)	2,365
Net change in derivatives	365	535	180	13	172	381	234
Employee benefit plan adjustments	1,513	1,106	1,380	48	85	(1,171)	75
Net change in foreign currency translation adjustments	(134)	14	(43)	(49)	(42)	(27)	15
Other comprehensive income (loss)	(4,026)	4,626	886	(4,221)	(691)	(1,986)	2,689
Comprehensive income (loss)	$3,966	$8,082	$3,383	$(209)	$792	$(1,254)	$3,029

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	September 30 2013	June 30 2013	September 30 2012
Assets
Cash and cash equivalents	$121,233	$98,828	$106,415
Time deposits placed and other short-term investments	14,449	12,916	15,950
Federal funds sold and securities borrowed or purchased under agreements to resell	212,007	224,168	234,034
Trading account assets	201,206	191,234	201,086
Derivative assets	53,161	56,772	57,865
Debt securities:
Carried at fair value	266,349	281,481	322,051
Held-to-maturity, at cost	54,649	54,922	39,898
Total debt securities	320,998	336,403	361,949
Loans and leases	934,392	921,570	893,035
Allowance for loan and lease losses	(19,432)	(21,235)	(26,233)
Loans and leases, net of allowance	914,960	900,335	866,802
Premises and equipment, net	10,703	10,836	12,436
Mortgage servicing rights (includes $5,058, $5,827 and $5,087 measured at fair value)	5,068	5,839	5,242
Goodwill	69,891	69,930	69,976
Intangible assets	5,843	6,104	7,030
Loans held-for-sale	15,001	14,549	16,436
Customer and other receivables	60,065	67,526	66,341
Other assets	122,068	127,880	144,600
Total assets	$2,126,653	$2,123,320	$2,166,162

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$8,743	$6,507	$9,959
Derivative assets	199	173	546
Loans and leases	109,996	113,045	125,043
Allowance for loan and lease losses	(2,962)	(3,157)	(3,811)
Loans and leases, net of allowance	107,034	109,888	121,232
Loans held-for-sale	1,875	1,876	2,165
All other assets	4,314	3,927	3,754
Total assets of consolidated variable interest entities	$122,165	$122,371	$137,656

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet (continued)
(Dollars in millions)
	September 30 2013	June 30 2013	September 30 2012
Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$374,284	$352,447	$362,646
Interest-bearing	657,477	654,370	625,200
Deposits in non-U.S. offices:
Noninterest-bearing	7,394	6,920	6,667
Interest-bearing	70,963	67,046	68,794
Total deposits	1,110,118	1,080,783	1,063,307
Federal funds purchased and securities loaned or sold under agreements to repurchase	226,274	232,609	273,900
Trading account liabilities	82,713	82,381	72,179
Derivative liabilities	44,568	48,532	51,369
Short-term borrowings	40,769	46,470	35,291
Accrued expenses and other liabilities (includes $480, $474 and $518 of reserve for unfunded lending commitments)	134,598	139,033	144,976
Long-term debt	255,331	262,480	286,534
Total liabilities	1,894,371	1,892,288	1,927,556
Shareholders' equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,407,790, 3,445,843 and 3,685,410 shares	13,315	14,241	18,768
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 10,683,282,112, 10,743,097,956 and 10,777,267,465 shares	156,371	157,192	158,066
Retained earnings	69,419	67,308	62,583
Accumulated other comprehensive income (loss)	(6,823)	(7,709)	(811)
Total shareholders' equity	232,282	231,032	238,606
Total liabilities and shareholders' equity	$2,126,653	$2,123,320	$2,166,162

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$2,180	$1,421	$3,872
Long-term debt	24,481	25,946	38,055
All other liabilities	382	390	625
Total liabilities of consolidated variable interest entities	$27,043	$27,757	$42,552

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012

Risk-based capital (1, 2):
Tier 1 common capital	$142,825	$139,519	$136,119	$133,403	$136,406
Tier 1 capital	159,008	156,689	158,677	155,461	163,063
Total capital	198,001	196,752	201,211	196,680	205,172
Risk-weighted assets (3)	1,289,444	1,288,159	1,298,187	1,205,976	1,195,722
Tier 1 common capital ratio (3, 4)	11.08%	10.83%	10.49%	11.06%	11.41%
Tier 1 capital ratio	12.33	12.16	12.22	12.89	13.64
Total capital ratio	15.36	15.27	15.50	16.31	17.16
Tier 1 leverage ratio	7.79	7.49	7.49	7.37	7.84
Tangible equity ratio (5)	7.73	7.67	7.78	7.62	7.85
Tangible common equity ratio (5)	7.08	6.98	6.88	6.74	6.95

(1)	Regulatory capital ratios are preliminary until filed with the Federal Reserve on Form Y-9C.

(2)
Basel 1 includes the Market Risk Final Rule for the third, second and first quarters of 2013 (Basel 1 – 2013 Rules). Basel 1 did not include the Market Risk Final Rule for the fourth and third quarters of 2012.

(3)	On a pro-forma basis, under the Basel 1 – 2013 Rules, fourth quarter 2012 risk-weighted assets and the Tier 1 common capital ratio would have been $1,284,799 million and 10.38 percent.

(4)	Tier 1 common capital ratio equals Tier 1 capital excluding preferred stock, trust preferred securities, hybrid securities and minority interest divided by risk-weighted assets.

(5)
Tangible equity ratio equals period-end tangible shareholders' equity divided by period-end tangible assets. Tangible common equity equals period-end tangible common shareholders' equity divided by period-end tangible assets. Tangible shareholders' equity and tangible assets are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on pages 47-50.)

Basel 1 to Basel 3 (fully phased-in) Reconciliation (1, 2)
(Dollars in millions)
	September 30 2013	June 30 2013	March 31 2013	December 31 2012	September 30 2012
Regulatory capital – Basel 1 to Basel 3 (fully phased-in)
Basel 1 Tier 1 capital	$159,008	$156,689	$158,677	$155,461	$163,063
Deduction of qualifying preferred stock and trust preferred securities	(16,183)	(17,170)	(22,558)	(22,058)	(26,657)
Basel 1 Tier 1 common capital	142,825	139,519	136,119	133,403	136,406
Deduction of defined benefit pension assets	(935)	(787)	(776)	(737)	(1,709)
Change in deferred tax assets and threshold deductions (deferred tax asset temporary differences, mortgage servicing rights and significant investments)	(4,758)	(6,761)	(4,501)	(3,020)	(1,102)
Change in all other deductions, net	(5,319)	(6,125)	(2,032)	(1,020)	1,040
Basel 3 (fully phased-in) Tier 1 common capital	$131,813	$125,846	$128,810	$128,626	$134,635

Risk-weighted assets – Basel 1 to Basel 3 (fully phased-in)
Basel 1 risk-weighted assets	$1,289,444	$1,288,159	$1,298,187	$1,205,976	$1,195,722
Net change in credit and other risk-weighted assets	37,140	22,276	55,454	103,085	216,244
Increase due to Market Risk Final Rule	—	—	—	81,811	88,881
Basel 3 (fully phased-in) risk-weighted assets	$1,326,584	$1,310,435	$1,353,641	$1,390,872	$1,500,847

Tier 1 common capital ratios
Basel 1	11.08%	10.83%	10.49%	11.06%	11.41%
Basel 3 (fully phased-in)	9.94	9.60	9.52	9.25	8.97

(1)	Basel 3 (fully phased-in) estimates are based on the Advanced Approach under the final Basel 3 rules issued on July 2, 2013.

(2)	Basel 1 includes the Market Risk Final Rule at September 30, 2013, June 30, 2013 and March 31, 2013. Basel 1 did not include the Market Risk Final Rule at December 31, 2012 and September 30, 2012.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Net Interest Income Excluding Trading-related Net Interest Income
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012
	2013	2012
Net interest income (FTE basis)
As reported (1)	$32,125	$31,002	$10,479	$10,771	$10,875	$10,555	$10,167
Impact of trading-related net interest income	(2,817)	(2,296)	(888)	(919)	(1,010)	(1,012)	(847)
Net interest income excluding trading-related net interest income (2)	$29,308	$28,706	$9,591	$9,852	$9,865	$9,543	$9,320

Average earning assets
As reported	$1,759,939	$1,763,600	$1,710,685	$1,769,336	$1,800,786	$1,788,936	$1,750,275
Impact of trading-related earning assets	(476,908)	(438,640)	(446,212)	(487,345)	(497,730)	(482,366)	(446,948)
Average earning assets excluding trading-related earning assets (2)	$1,283,031	$1,324,960	$1,264,473	$1,281,991	$1,303,056	$1,306,570	$1,303,327

Net interest yield contribution (FTE basis) (3)
As reported (1)	2.44%	2.35%	2.44%	2.44%	2.43%	2.35%	2.32%
Impact of trading-related activities	0.61	0.54	0.58	0.64	0.62	0.56	0.53
Net interest yield on earning assets excluding trading-related activities (2)	3.05%	2.89%	3.02%	3.08%	3.05%	2.91%	2.85%

(1)
Net interest income and net interest yield include fees earned on overnight deposits placed with the Federal Reserve and, beginning in the third quarter of 2012, fees earned on deposits, primarily overnight, placed with certain non-U.S. central banks of $123 million and $147 million for the nine months ended September 30, 2013 and 2012; $50 million, $40 million and $33 million for the third, second and first quarters of 2013; and $42 million and $48 million for the fourth and third quarters of 2012, respectively.

(2)	Represents a non-GAAP financial measure.

(3)	Calculated on an annualized basis.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Third Quarter 2013			Second Quarter 2013			Third Quarter 2012
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (1)	$17,256	$47	1.07%	$15,088	$46	1.21%	$15,849	$58	1.47%
Federal funds sold and securities borrowed or purchased under agreements to resell	223,434	291	0.52	233,394	319	0.55	234,955	353	0.60
Trading account assets	144,502	1,093	3.01	181,620	1,224	2.70	166,192	1,243	2.98
Debt securities (2)	327,493	2,211	2.70	343,260	2,557	2.98	355,302	2,068	2.33
Loans and leases (3):
Residential mortgage	256,297	2,359	3.68	257,275	2,246	3.49	261,337	2,409	3.69
Home equity	98,172	930	3.77	101,708	951	3.74	116,308	1,100	3.77
U.S. credit card	90,005	2,226	9.81	89,722	2,192	9.80	93,292	2,353	10.04
Non-U.S. credit card	10,633	317	11.81	10,613	315	11.93	13,329	385	11.48
Direct/Indirect consumer	83,773	587	2.78	82,485	598	2.90	82,635	704	3.39
Other consumer	1,867	19	3.89	1,756	17	4.17	2,654	40	6.03
Total consumer	540,747	6,438	4.74	543,559	6,319	4.66	569,555	6,991	4.89
U.S. commercial	221,542	1,704	3.05	217,464	1,741	3.21	201,072	1,752	3.47
Commercial real estate	43,164	352	3.24	40,612	340	3.36	36,929	329	3.54
Commercial lease financing	23,869	204	3.41	23,579	205	3.48	21,545	202	3.75
Non-U.S. commercial	94,656	528	2.22	89,020	543	2.45	59,758	401	2.67
Total commercial	383,231	2,788	2.89	370,675	2,829	3.06	319,304	2,684	3.35
Total loans and leases	923,978	9,226	3.97	914,234	9,148	4.01	888,859	9,675	4.34
Other earning assets	74,022	677	3.62	81,740	713	3.50	89,118	760	3.40
Total earning assets (4)	1,710,685	13,545	3.15	1,769,336	14,007	3.17	1,750,275	14,157	3.22
Cash and cash equivalents (1)	113,064	50		104,486	40		122,716	48
Other assets, less allowance for loan and lease losses	299,681			310,788			300,321
Total assets	$2,123,430			$2,184,610			$2,173,312

(1)
For this presentation, fees earned on overnight deposits placed with the Federal Reserve are included in the cash and cash equivalents line, consistent with the Consolidated Balance Sheet presentation of these deposits. In addition, beginning in the third quarter of 2012, fees earned on deposits, primarily overnight, placed with certain non-U.S. central banks, which are included in the time deposits placed and other short-term investments line in prior periods, have been included in the cash and cash equivalents line. Net interest income and net interest yield are calculated excluding these fees.

(2)	Yields on debt securities carried at fair value are calculated based on fair value rather than the cost basis. The use of fair value does not have a material impact on net interest yield.

(3)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Third Quarter 2013	Second Quarter 2013	Third Quarter 2012
Federal funds sold and securities borrowed or purchased under agreements to resell	$15	$13	$23
Debt securities	(2)	(48)	(139)
U.S. commercial	(14)	(27)	(19)
Non-U.S. commercial	—	(1)	(1)
Net hedge expenses on assets	$(1)	$(63)	$(136)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Third Quarter 2013			Second Quarter 2013			Third Quarter 2012
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$43,968	$5	0.05%	$44,897	$6	0.05%	$41,581	$11	0.10%
NOW and money market deposit accounts	508,136	100	0.08	500,628	107	0.09	465,679	173	0.15
Consumer CDs and IRAs	81,190	116	0.56	85,001	130	0.62	94,140	172	0.73
Negotiable CDs, public funds and other deposits	24,079	25	0.42	22,721	27	0.46	19,587	30	0.61
Total U.S. interest-bearing deposits	657,373	246	0.15	653,247	270	0.17	620,987	386	0.25
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	12,789	16	0.47	10,832	17	0.64	13,901	19	0.55
Governments and official institutions	1,041	1	0.25	924	—	0.26	1,019	1	0.31
Time, savings and other	55,446	71	0.52	55,661	79	0.56	52,157	78	0.59
Total non-U.S. interest-bearing deposits	69,276	88	0.50	67,417	96	0.57	67,077	98	0.58
Total interest-bearing deposits	726,649	334	0.18	720,664	366	0.20	688,064	484	0.28
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	279,425	683	0.97	318,028	809	1.02	325,023	893	1.09
Trading account liabilities	84,648	375	1.76	94,349	427	1.82	77,528	418	2.14
Long-term debt	258,717	1,724	2.65	270,198	1,674	2.48	291,684	2,243	3.07
Total interest-bearing liabilities (1)	1,349,439	3,116	0.92	1,403,239	3,276	0.94	1,382,299	4,038	1.16
Noninterest-bearing sources:
Noninterest-bearing deposits	363,962			359,292			361,633
Other liabilities	179,637			187,016			193,341
Shareholders’ equity	230,392			235,063			236,039
Total liabilities and shareholders’ equity	$2,123,430			$2,184,610			$2,173,312
Net interest spread			2.23%			2.23%			2.06%
Impact of noninterest-bearing sources			0.20			0.20			0.25
Net interest income/yield on earning assets (2)		$10,429	2.43%		$10,731	2.43%		$10,119	2.31%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	Third Quarter 2013	Second Quarter 2013	Third Quarter 2012
NOW and money market deposit accounts	$—	$(1)	$—
Consumer CDs and IRAs	23	21	16
Negotiable CDs, public funds and other deposits	3	4	3
Banks located in non-U.S. countries	2	3	3
Federal funds purchased, securities loaned or sold under agreements to repurchase and short-term borrowings	260	259	323
Long-term debt	(844)	(946)	(799)
Net hedge income on liabilities	$(556)	$(660)	$(454)

(2)
For this presentation, fees earned on overnight deposits placed with the Federal Reserve are included in the cash and cash equivalents line, consistent with the Consolidated Balance Sheet presentation of these deposits. In addition, beginning in the third quarter of 2012, fees earned on deposits, primarily overnight, placed with certain non-U.S. central banks, which are included in the time deposits placed and other short-term investments line in prior periods, have been included in the cash and cash equivalents line. Net interest income and net interest yield are calculated excluding these fees.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Year-to-Date Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Nine Months Ended September 30
	2013			2012
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (1)	$16,162	$139	1.15%	$24,877	$187	1.01%
Federal funds sold and securities borrowed or purchased under agreements to resell	231,379	925	0.53	234,058	1,173	0.67
Trading account assets	173,312	3,697	2.85	165,407	3,944	3.18
Debt securities (2)	342,278	7,324	2.85	351,348	6,730	2.55
Loans and leases (3):
Residential mortgage	257,392	6,945	3.60	266,716	7,554	3.78
Home equity	101,911	2,878	3.77	119,713	3,357	3.74
U.S. credit card	90,473	6,667	9.85	95,540	7,168	10.02
Non-U.S. credit card	10,757	961	11.95	13,706	1,189	11.59
Direct/Indirect consumer	82,879	1,805	2.91	85,042	2,238	3.52
Other consumer	1,764	55	4.13	2,612	121	6.23
Total consumer	545,176	19,311	4.73	583,329	21,627	4.95
U.S. commercial	216,610	5,111	3.15	198,618	5,250	3.53
Commercial real estate	41,000	1,018	3.32	37,912	991	3.49
Commercial lease financing	23,662	645	3.63	21,557	690	4.27
Non-U.S. commercial	88,440	1,538	2.33	59,234	1,161	2.62
Total commercial	369,712	8,312	3.01	317,321	8,092	3.41
Total loans and leases	914,888	27,623	4.03	900,650	29,719	4.41
Other earning assets	81,920	2,123	3.46	87,260	2,199	3.37
Total earning assets (4)	1,759,939	41,831	3.17	1,763,600	43,952	3.33
Cash and cash equivalents (1)	103,539	123		117,105	147
Other assets, less allowance for loan and lease losses	309,686			304,269
Total assets	$2,173,164			$2,184,974

(1)
For this presentation, fees earned on overnight deposits placed with the Federal Reserve are included in the cash and cash equivalents line, consistent with the Consolidated Balance Sheet presentation of these deposits. In addition, beginning in the third quarter of 2012, fees earned on deposits, primarily overnight, placed with certain non-U.S. central banks, which are included in the time deposits placed and other short-term investments line in prior periods, have been included in the cash and cash equivalents line. Net interest income and net interest yield are calculated excluding these fees.

(2)	Yields on debt securities carried at fair value are calculated based on fair value rather than the cost basis. The use of fair value does not have a material impact on net interest yield.

(3)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cost recovery basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	2013	2012
Federal funds sold and securities borrowed or purchased under agreements to resell	$39	$110
Debt securities	(172)	(665)
U.S. commercial	(70)	(51)
Non-U.S. commercial	(2)	(2)
Net hedge expenses on assets	$(205)	$(608)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Year-to-Date Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Nine Months Ended September 30
	2013			2012
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$43,937	$17	0.05%	$41,506	$39	0.12%
NOW and money market deposit accounts	503,339	324	0.09	461,720	547	0.16
Consumer CDs and IRAs	84,829	384	0.60	97,003	537	0.74
Negotiable CDs, public funds and other deposits	22,572	78	0.46	21,273	101	0.63
Total U.S. interest-bearing deposits	654,677	803	0.16	621,502	1,224	0.26
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	11,928	52	0.58	15,666	72	0.62
Governments and official institutions	956	2	0.25	1,067	3	0.37
Time, savings and other	55,237	225	0.55	53,206	253	0.63
Total non-U.S. interest-bearing deposits	68,121	279	0.55	69,939	328	0.63
Total interest-bearing deposits	722,798	1,082	0.20	691,441	1,552	0.30
Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings	311,486	2,241	0.96	312,376	2,717	1.16
Trading account liabilities	90,321	1,274	1.89	78,041	1,343	2.30
Long-term debt	267,582	5,232	2.61	329,320	7,485	3.03
Total interest-bearing liabilities (1)	1,392,187	9,829	0.94	1,411,178	13,097	1.24
Noninterest-bearing sources:
Noninterest-bearing deposits	359,207			346,169
Other liabilities	187,644			192,901
Shareholders’ equity	234,126			234,726
Total liabilities and shareholders’ equity	$2,173,164			$2,184,974
Net interest spread			2.23%			2.09%
Impact of noninterest-bearing sources			0.20			0.24
Net interest income/yield on earning assets (2)		$32,002	2.43%		$30,855	2.33%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased(decreased) interest expense on:

	2013	2012
NOW and money market deposit accounts	$(1)	$(1)
Consumer CDs and IRAs	57	72
Negotiable CDs, public funds and other deposits	10	10
Banks located in non-U.S. countries	8	10
Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings	779	955
Long-term debt	(2,687)	(2,749)
Net hedge income on liabilities	$(1,834)	$(1,703)

(2)
For this presentation, fees earned on overnight deposits placed with the Federal Reserve are included in the cash and cash equivalents line, consistent with the Consolidated Balance Sheet presentation of these deposits. In addition, beginning in the third quarter of 2012, fees earned on deposits, primarily overnight, placed with certain non-U.S. central banks, which are included in the time deposits placed and other short-term investments line in prior periods, have been included in the cash and cash equivalents line. Net interest income and net interest yield are calculated excluding these fees.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Debt Securities and Available-for-Sale Marketable Equity Securities
(Dollars in millions)
	September 30, 2013
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
U.S. Treasury and agency securities	$2,872	$127	$(28)	$2,971
Mortgage-backed securities:
Agency	170,911	1,311	(3,197)	169,025
Agency-collateralized mortgage obligations	27,187	340	(192)	27,335
Non-agency residential	6,788	239	(98)	6,929
Commercial	2,751	84	(8)	2,827
Non-U.S. securities	6,217	35	(12)	6,240
Corporate/Agency bonds	1,152	28	(10)	1,170
Other taxable securities, substantially all asset-backed securities	13,142	29	(6)	13,165
Total taxable securities	231,020	2,193	(3,551)	229,662
Tax-exempt securities	5,264	6	(36)	5,234
Total available-for-sale debt securities	236,284	2,199	(3,587)	234,896
Other debt securities carried at fair value	32,365	98	(1,010)	31,453
Total debt securities carried at fair value	268,649	2,297	(4,597)	266,349
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	54,649	67	(1,865)	52,851
Total debt securities	$323,298	$2,364	$(6,462)	$319,200
Available-for-sale marketable equity securities (1)	$119	$—	$(5)	$114

	June 30, 2013
Available-for-sale debt securities
U.S. Treasury and agency securities	$2,984	$144	$(29)	$3,099
Mortgage-backed securities:
Agency	171,486	1,174	(3,476)	169,184
Agency-collateralized mortgage obligations	31,315	1,095	(409)	32,001
Non-agency residential	7,813	343	(130)	8,026
Commercial	3,521	228	(1)	3,748
Non-U.S. securities	6,397	47	(22)	6,422
Corporate/Agency bonds	1,206	33	(8)	1,231
Other taxable securities, substantially all asset-backed securities	11,468	24	(10)	11,482
Total taxable securities	236,190	3,088	(4,085)	235,193
Tax-exempt securities	4,995	12	(46)	4,961
Total available-for-sale debt securities	241,185	3,100	(4,131)	240,154
Other debt securities carried at fair value	42,698	158	(1,529)	41,327
Total debt securities carried at fair value	283,883	3,258	(5,660)	281,481
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	54,922	10	(2,076)	52,856
Total debt securities	$338,805	$3,268	$(7,736)	$334,337
Available-for-sale marketable equity securities (1)	$754	$649	$(1)	$1,402

(1)	Classified in other assets on the Corporation's Consolidated Balance Sheet.

Other Debt Securities Carried at Fair Value
(Dollars in millions)	September 30 2013	June 30 2013
Mortgage-backed securities:
Agency	$18,626	$26,121
Agency-collateralized mortgage obligations	563	1,006
Commercial	758	758
Non-U.S. securities (1)	11,506	13,442
Total	$31,453	$41,327

(1)	These securities are used to satisfy certain international regulatory liquidity requirements.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment
(Dollars in millions)
	Third Quarter 2013
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$10,479	$5,056	$733	$2,201	$975	$1,478	$36
Noninterest income	11,264	2,468	844	1,808	2,401	2,912	831
Total revenue, net of interest expense (FTE basis)	21,743	7,524	1,577	4,009	3,376	4,390	867
Provision for credit losses	296	761	(308)	322	47	23	(549)
Noninterest expense	16,389	3,980	3,419	1,928	2,884	3,248	930
Income (loss) before income taxes	5,058	2,783	(1,534)	1,759	445	1,119	486
Income tax expense (benefit) (FTE basis)	2,561	1,004	(534)	625	1,223	400	(157)
Net income (loss)	$2,497	$1,779	$(1,000)	$1,134	$(778)	$719	$643

Average
Total loans and leases	$923,978	$165,707	$88,406	$260,085	n/m	$112,752	$232,538
Total assets (1)	2,123,430	583,855	118,226	347,062	$602,632	268,611	203,044
Total deposits	1,090,611	522,023	n/m	239,839	n/m	239,663	35,126
Period end
Total loans and leases	$934,392	$167,254	$87,586	$267,165	n/m	$114,175	$229,550
Total assets (1)	2,126,653	588,627	115,424	373,110	$601,139	270,484	177,869
Total deposits	1,110,118	526,876	n/m	263,121	n/m	241,553	30,705

	Second Quarter 2013
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$10,771	$5,034	$699	$2,252	$1,013	$1,505	$268
Noninterest income	12,178	2,400	1,416	1,886	3,176	2,994	306
Total revenue, net of interest expense (FTE basis)	22,949	7,434	2,115	4,138	4,189	4,499	574
Provision for credit losses	1,211	967	291	163	(16)	(15)	(179)
Noninterest expense	16,018	4,178	3,394	1,856	2,771	3,272	547
Income (loss) before income taxes	5,720	2,289	(1,570)	2,119	1,434	1,242	206
Income tax expense (benefit) (FTE basis)	1,708	894	(633)	827	476	484	(340)
Net income (loss)	$4,012	$1,395	$(937)	$1,292	$958	$758	$546

Average
Total loans and leases	$914,234	$163,593	$90,114	$255,674	n/m	$109,589	$238,910
Total assets (1)	2,184,610	584,143	122,276	327,531	$656,258	263,735	230,667
Total deposits	1,079,956	522,259	n/m	227,668	n/m	235,344	33,774
Period end
Total loans and leases	$921,570	$164,851	$89,257	$258,502	n/m	$111,785	$234,047
Total assets (1)	2,123,320	587,576	124,032	334,820	$608,907	263,867	204,118
Total deposits	1,080,783	525,099	n/m	229,586	n/m	235,012	34,597

	Third Quarter 2012
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$10,167	$4,824	$719	$2,009	$929	$1,413	$273
Noninterest income (loss)	10,490	2,437	2,364	1,777	2,349	2,670	(1,107)
Total revenue, net of interest expense (FTE basis)	20,657	7,261	3,083	3,786	3,278	4,083	(834)
Provision for credit losses	1,774	1,006	263	23	31	61	390
Noninterest expense	17,544	4,111	4,180	1,936	2,575	3,115	1,627
Income (loss) before income taxes	1,339	2,144	(1,360)	1,827	672	907	(2,851)
Income tax expense (benefit) (FTE basis)	999	793	(503)	676	948	336	(1,251)
Net income (loss)	$340	$1,351	$(857)	$1,151	$(276)	$571	$(1,600)

Average
Total loans and leases	$888,859	$169,092	$102,472	$221,185	n/m	$101,016	$256,130
Total assets (1)	2,173,312	534,191	140,522	326,109	$602,095	265,639	304,756
Total deposits	1,049,697	478,142	n/m	227,421	n/m	241,411	39,266
Period end
Total loans and leases	$893,035	$168,296	$98,642	$226,152	n/m	$102,390	$252,592
Total assets (1)	2,166,162	540,419	138,120	325,488	$600,154	268,408	293,573
Total deposits	1,063,307	484,623	n/m	234,912	n/m	243,518	37,555

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Year-to-Date Results by Business Segment
(Dollars in millions)
	Nine Months Ended September 30, 2013
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$32,125	$15,103	$2,175	$6,613	$3,097	$4,579	$558
Noninterest income	35,975	7,267	3,829	5,564	9,337	8,731	1,247
Total revenue, net of interest expense (FTE basis)	68,100	22,370	6,004	12,177	12,434	13,310	1,805
Provision for credit losses	3,220	2,680	318	634	36	30	(478)
Noninterest expense	51,907	12,315	12,219	5,626	8,729	9,773	3,245
Income (loss) before income taxes	12,973	7,375	(6,533)	5,917	3,669	3,507	(962)
Income tax expense (benefit) (FTE basis)	4,981	2,754	(2,439)	2,210	2,321	1,310	(1,175)
Net income (loss)	$7,992	$4,621	$(4,094)	$3,707	$1,348	$2,197	$213

Average
Total loans and leases	$914,888	$165,048	$90,478	$253,334	n/m	$109,499	$238,623
Total assets (1)	2,173,164	577,560	122,910	330,985	$642,810	271,498	227,401
Total deposits	1,082,005	515,668	n/m	229,941	n/m	242,757	34,814
Period end
Total loans and leases	$934,392	$167,254	$87,586	$267,165	n/m	$114,175	$229,550
Total assets (1)	2,126,653	588,627	115,424	373,110	$601,139	270,484	177,869
Total deposits	1,110,118	526,876	n/m	263,121	n/m	241,553	30,705

	Nine Months Ended September 30, 2012
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$31,002	$14,984	$2,200	$6,036	$2,557	$4,337	$888
Noninterest income (loss)	34,342	7,405	6,076	5,686	8,707	7,987	(1,519)
Total revenue, net of interest expense (FTE basis)	65,344	22,389	8,276	11,722	11,264	12,324	(631)
Provision for credit losses	5,965	3,069	957	(404)	17	154	2,172
Noninterest expense	53,733	12,821	11,583	5,865	8,668	9,524	5,272
Income (loss) before income taxes	5,646	6,499	(4,264)	6,261	2,579	2,646	(8,075)
Income tax expense (benefit) (FTE basis)	2,190	2,398	(1,529)	2,309	1,531	977	(3,496)
Net income (loss)	$3,456	$4,101	$(2,735)	$3,952	$1,048	$1,669	$(4,579)

Average
Total loans and leases	$900,650	$174,989	$105,848	$221,629	n/m	$99,338	$263,310
Total assets (1)	2,184,974	530,154	149,971	318,124	$592,967	265,812	327,946
Total deposits	1,037,610	472,190	n/m	217,602	n/m	239,942	45,151
Period end
Total loans and leases	$893,035	$168,296	$98,642	$226,152	n/m	$102,390	$252,592
Total assets (1)	2,166,162	540,419	138,120	325,488	$600,154	268,408	293,573
Total deposits	1,063,307	484,623	n/m	234,912	n/m	243,518	37,555

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012
	2013	2012
Net interest income (FTE basis)	$15,103	$14,984	$5,056	$5,034	$5,013	$4,869	$4,824
Noninterest income:
Card income	3,568	3,973	1,175	1,186	1,207	1,342	1,340
Service charges	3,111	3,244	1,063	1,035	1,013	1,034	1,101
All other income (loss)	588	188	230	179	179	156	(4)
Total noninterest income	7,267	7,405	2,468	2,400	2,399	2,532	2,437
Total revenue, net of interest expense (FTE basis)	22,370	22,389	7,524	7,434	7,412	7,401	7,261

Provision for credit losses	2,680	3,069	761	967	952	1,078	1,006

Noninterest expense	12,315	12,821	3,980	4,178	4,157	4,174	4,111
Income before income taxes	7,375	6,499	2,783	2,289	2,303	2,149	2,144
Income tax expense (FTE basis)	2,754	2,398	1,004	894	856	703	793
Net income	$4,621	$4,101	$1,779	$1,395	$1,447	$1,446	$1,351

Net interest yield (FTE basis)	3.77%	4.09%	3.70%	3.72%	3.89%	3.88%	3.89%
Return on average allocated capital (1, 2)	20.62	—	23.55	18.68	19.59	—	—
Return on average economic capital (1, 2)	—	23.00	—	—	—	23.46	22.20
Efficiency ratio (FTE basis)	55.05	57.27	52.90	56.19	56.09	56.39	56.62

Balance Sheet
Average
Total loans and leases	$165,048	$174,989	$165,707	$163,593	$165,845	$167,219	$169,092
Total earning assets (3)	536,193	489,257	542,545	542,697	523,125	499,241	493,200
Total assets (3)	577,560	530,154	583,855	584,143	564,469	540,787	534,191
Total deposits	515,668	472,190	522,023	522,259	502,508	484,086	478,142
Allocated capital (1, 2)	30,000	—	30,000	30,000	30,000	—	—
Economic capital (1, 2)	—	23,880	—	—	—	24,561	24,271

Period end
Total loans and leases	$167,254	$168,296	$167,254	$164,851	$163,820	$169,266	$168,296
Total earning assets (3)	547,187	498,244	547,187	545,685	550,989	513,109	498,244
Total assets (3)	588,627	540,419	588,627	587,576	593,167	554,915	540,419
Total deposits	526,876	484,623	526,876	525,099	530,581	496,159	484,623

(1)
Effective January 1, 2013, the Corporation revised, on a prospective basis, its methodology for allocating capital to the business segments. In connection with the change in methodology, the Corporation updated the applicable terminology in the above table to allocated capital from economic capital as reported in prior periods. For more information, see Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.

(2)
Return on average allocated capital and return on average economic capital are calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital or average economic capital, as applicable. Allocated capital, economic capital and the related returns are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(3)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Year-to-Date Results
(Dollars in millions)
	Nine Months Ended September 30, 2013
	Total Consumer & Business Banking	Deposits (1)	Consumer Lending (2)
Net interest income (FTE basis)	$15,103	$7,316	$7,787
Noninterest income:
Card income	3,568	45	3,523
Service charges	3,111	3,111	—
All other income	588	345	243
Total noninterest income	7,267	3,501	3,766
Total revenue, net of interest expense (FTE basis)	22,370	10,817	11,553

Provision for credit losses	2,680	194	2,486

Noninterest expense	12,315	8,303	4,012
Income before income taxes	7,375	2,320	5,055
Income tax expense (FTE basis)	2,754	866	1,888
Net income	$4,621	$1,454	$3,167

Net interest yield (FTE basis)	3.77%	1.88%	7.28%
Return on average allocated capital (3, 4)	20.62	12.62	29.06
Efficiency ratio (FTE basis)	55.05	76.76	34.72

Balance Sheet
Average
Total loans and leases	$165,048	$22,473	$142,575
Total earning assets (5)	536,193	519,688	143,013
Total assets (5)	577,560	552,429	151,639
Total deposits	515,668	515,190	n/m
Allocated capital (3, 4)	30,000	15,400	14,600

Period end
Total loans and leases	$167,254	$22,369	$144,885
Total earning assets (5)	547,187	530,658	145,323
Total assets (5)	588,627	563,110	154,311
Total deposits	526,876	526,318	n/m

	Nine Months Ended September 30, 2012
	Total Consumer & Business Banking	Deposits (1)	Consumer Lending (2)
Net interest income (FTE basis)	$14,984	$6,834	$8,150
Noninterest income:
Card income	3,973	46	3,927
Service charges	3,244	3,244	—
All other income (loss)	188	272	(84)
Total noninterest income	7,405	3,562	3,843
Total revenue, net of interest expense (FTE basis)	22,389	10,396	11,993

Provision for credit losses	3,069	412	2,657

Noninterest expense	12,821	8,514	4,307
Income before income taxes	6,499	1,470	5,029
Income tax expense (FTE basis)	2,398	542	1,856
Net income	$4,101	$928	$3,173

Net interest yield (FTE basis)	4.09%	1.92%	7.15%
Return on average economic capital (3, 4)	23.00	9.68	38.44
Efficiency ratio (FTE basis)	57.27	81.89	35.92

Balance Sheet
Average
Total loans and leases	$174,989	$23,595	$151,394
Total earning assets (5)	489,257	474,197	152,364
Total assets (5)	530,154	507,469	159,989
Total deposits	472,190	471,845	n/m
Economic capital (3, 4)	23,880	12,823	11,057

Period end
Total loans and leases	$168,296	$22,920	$145,376
Total earning assets (5)	498,244	485,214	145,883
Total assets (5)	540,419	518,755	154,517
Total deposits	484,623	483,671	n/m

For footnotes see page 20.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Quarterly Results
(Dollars in millions)
	Third Quarter 2013
	Total Consumer & Business Banking	Deposits (1)	Consumer Lending (2)
Net interest income (FTE basis)	$5,056	$2,457	$2,599
Noninterest income:
Card income	1,175	15	1,160
Service charges	1,063	1,063	—
All other income	230	126	104
Total noninterest income	2,468	1,204	1,264
Total revenue, net of interest expense (FTE basis)	7,524	3,661	3,863

Provision for credit losses	761	96	665

Noninterest expense	3,980	2,670	1,310
Income before income taxes	2,783	895	1,888
Income tax expense (FTE basis)	1,004	323	681
Net income	$1,779	$572	$1,207

Net interest yield (FTE basis)	3.70%	1.85%	7.17%
Return on average allocated capital (3, 4)	23.55	14.74	32.84
Efficiency ratio (FTE basis)	52.90	72.92	33.92

Balance Sheet
Average
Total loans and leases	$165,707	$22,371	$143,336
Total earning assets (5)	542,545	525,998	143,771
Total assets (5)	583,855	558,638	152,441
Total deposits	522,023	521,511	n/m
Allocated capital (3, 4)	30,000	15,400	14,600

Period end
Total loans and leases	$167,254	$22,369	$144,885
Total earning assets (5)	547,187	530,658	145,323
Total assets (5)	588,627	563,110	154,311
Total deposits	526,876	526,318	n/m

	Second Quarter 2013
	Total Consumer & Business Banking	Deposits (1)	Consumer Lending (2)
Net interest income (FTE basis)	$5,034	$2,472	$2,562
Noninterest income:
Card income	1,186	15	1,171
Service charges	1,035	1,035	—
All other income	179	117	62
Total noninterest income	2,400	1,167	1,233
Total revenue, net of interest expense (FTE basis)	7,434	3,639	3,795

Provision for credit losses	967	35	932

Noninterest expense	4,178	2,812	1,366
Income before income taxes	2,289	792	1,497
Income tax expense (FTE basis)	894	308	586
Net income	$1,395	$484	$911

Net interest yield (FTE basis)	3.72%	1.88%	7.26%
Return on average allocated capital (3, 4)	18.68	12.62	25.07
Efficiency ratio (FTE basis)	56.19	77.24	36.00

Balance Sheet
Average
Total loans and leases	$163,593	$22,434	$141,159
Total earning assets (5)	542,697	526,322	141,599
Total assets (5)	584,143	559,119	150,248
Total deposits	522,259	521,784	n/m
Allocated capital (3, 4)	30,000	15,400	14,600

Period end
Total loans and leases	$164,851	$22,467	$142,384
Total earning assets (5)	545,685	528,738	142,824
Total assets (5)	587,576	561,657	151,796
Total deposits	525,099	523,928	n/m

For footnotes see page 20.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Quarterly Results (continued)
(Dollars in millions)
	Third Quarter 2012
	Total Consumer & Business Banking	Deposits (1)	Consumer Lending (2)
Net interest income (FTE basis)	$4,824	$2,164	$2,660
Noninterest income:
Card income	1,340	15	1,325
Service charges	1,101	1,101	—
All other income (loss)	(4)	91	(95)
Total noninterest income	2,437	1,207	1,230
Total revenue, net of interest expense (FTE basis)	7,261	3,371	3,890

Provision for credit losses	1,006	134	872

Noninterest expense	4,111	2,775	1,336
Income before income taxes	2,144	462	1,682
Income tax expense (FTE basis)	793	171	622
Net income	$1,351	$291	$1,060

Net interest yield (FTE basis)	3.89%	1.79%	7.22%
Return on average economic capital (3, 4)	22.20	8.64	39.02
Efficiency ratio (FTE basis)	56.62	82.30	34.37

Balance Sheet
Average
Total loans and leases	$169,092	$23,107	$145,985
Total earning assets (5)	493,200	479,952	146,511
Total assets (5)	534,191	512,860	154,594
Total deposits	478,142	477,763	n/m
Economic capital (3, 4)	24,271	13,436	10,835

Period end
Total loans and leases	$168,296	$22,920	$145,376
Total earning assets (5)	498,244	485,214	145,883
Total assets (5)	540,419	518,755	154,517
Total deposits	484,623	483,671	n/m

(1)	During the first quarter of 2013, Business Banking results were moved into Deposits and prior periods were reclassified to conform to current period presentation.

(2)
During the second quarter of 2013, consumer Dealer Financial Services results were moved into Card Services from Global Banking. As a result, Card Services was renamed Consumer Lending. Prior periods were reclassified to conform to current period presentation.

(3)
Effective January 1, 2013, the Corporation revised, on a prospective basis, its methodology for allocating capital to the business segments. In connection with the change in methodology, the Corporation updated the applicable terminology in the above table to allocated capital from economic capital as reported in prior periods. For more information, see Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.

(4)
Return on average allocated capital and return on average economic capital are calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital or average economic capital, as applicable. Allocated capital, economic capital and the related returns are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(5)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments' and businesses' liabilities and allocated shareholders' equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer & Business Banking.

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012
	2013	2012
Average deposit balances
Checking	$235,374	$208,044	$240,037	$238,033	$227,920	$217,811	$212,142
Savings	42,174	39,259	42,365	43,183	40,959	39,121	39,371
MMS	160,675	141,932	164,402	162,432	155,088	148,171	145,592
CDs and IRAs	73,044	78,730	70,888	74,064	74,217	74,589	76,801
Non-U.S. and other	4,401	4,225	4,331	4,547	4,324	4,394	4,236
Total average deposit balances	$515,668	$472,190	$522,023	$522,259	$502,508	$484,086	$478,142

Deposit spreads (excludes noninterest costs)
Checking	2.03%	2.63%	2.01%	2.02%	2.06%	2.28%	2.46%
Savings	2.20	2.79	2.21	2.20	2.20	2.48	2.62
MMS	1.05	1.23	1.07	1.05	1.04	1.11	1.16
CDs and IRAs	0.52	0.58	0.51	0.51	0.55	0.57	0.58
Non-U.S. and other	0.98	1.03	0.93	1.00	1.02	0.93	1.02
Total deposit spreads	1.52	1.86	1.52	1.51	1.52	1.66	1.76

Client brokerage assets	$89,517	$75,852	$89,517	$84,182	$82,616	$75,946	$75,852

Online banking active accounts (units in thousands)	30,197	29,809	30,197	29,867	30,102	29,638	29,809
Mobile banking active accounts (units in thousands)	13,967	11,097	13,967	13,214	12,641	12,013	11,097
Banking centers	5,243	5,540	5,243	5,328	5,389	5,478	5,540
ATMs	16,201	16,253	16,201	16,354	16,311	16,347	16,253

U.S. credit card
Loans
Average credit card outstandings	$90,473	$95,540	$90,005	$89,722	$91,712	$92,849	$93,292
Ending credit card outstandings	90,280	93,162	90,280	90,523	90,047	94,835	93,162
Credit quality
Net charge-offs	$2,652	$3,654	$788	$917	$947	$978	$1,079
	3.92%	5.11%	3.47%	4.10%	4.19%	4.19%	4.60%
30+ delinquency	$2,112	$2,855	$2,112	$2,200	$2,510	$2,748	$2,855
	2.34%	3.06%	2.34%	2.43%	2.79%	2.90%	3.06%
90+ delinquency	$1,049	$1,471	$1,049	$1,167	$1,360	$1,437	$1,471
	1.16%	1.58%	1.16%	1.29%	1.51%	1.52%	1.58%
Other U.S. credit card indicators
Gross interest yield	9.85%	10.02%	9.82%	9.80%	9.95%	10.01%	10.04%
Risk-adjusted margin	8.29	7.23	8.37	8.11	8.39	8.48	7.66
New account growth (in thousands)	2,912	2,421	1,048	957	906	837	857
Purchase volumes	$151,400	$141,872	$52,823	$51,945	$46,632	$51,628	$48,189

Debit card data
Purchase volumes	$199,087	$192,146	$66,712	$67,740	$64,635	$66,217	$64,121

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Segment Results
(Dollars in millions; except as noted)
	Nine Months Ended September 30		Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012
	2013	2012
Net interest income (FTE basis)	$2,175	$2,200	$733	$699	$743	$729	$719
Noninterest income:
Mortgage banking income (loss)	3,672	5,836	774	1,411	1,487	(284)	2,188
All other income	157	240	70	5	82	30	176
Total noninterest income (loss)	3,829	6,076	844	1,416	1,569	(254)	2,364
Total revenue, net of interest expense (FTE basis)	6,004	8,276	1,577	2,115	2,312	475	3,083

Provision for credit losses	318	957	(308)	291	335	485	263

Noninterest expense	12,219	11,583	3,419	3,394	5,406	5,607	4,180
Loss before income taxes	(6,533)	(4,264)	(1,534)	(1,570)	(3,429)	(5,617)	(1,360)
Income tax benefit (FTE basis)	(2,439)	(1,529)	(534)	(633)	(1,272)	(1,913)	(503)
Net loss	$(4,094)	$(2,735)	$(1,000)	$(937)	$(2,157)	$(3,704)	$(857)

Net interest yield (FTE basis)	2.84%	2.36%	2.91%	2.75%	2.85%	2.66%	2.41%

Balance Sheet
Average
Total loans and leases	$90,478	$105,848	$88,406	$90,114	$92,963	$96,605	$102,472
Total earning assets	102,498	124,496	99,759	102,086	105,715	109,139	118,909
Total assets	122,910	149,971	118,226	122,276	128,340	131,663	140,522
Allocated capital (1, 2)	24,000	—	24,000	24,000	24,000	—	—
Economic capital (1, 2)	—	14,079	—	—	—	12,474	13,335

Period end
Total loans and leases	$87,586	$98,642	$87,586	$89,257	$90,971	$94,660	$98,642
Total earning assets	98,247	112,977	98,247	102,211	105,544	106,974	112,977
Total assets	115,424	138,120	115,424	124,032	129,118	131,059	138,120

Period end (in billions)
Mortgage serviced portfolio (3, 4)	$889.4	$1,461.8	$889.4	$986.4	$1,185.0	$1,331.8	$1,461.8

(1)
Effective January 1, 2013, the Corporation revised, on a prospective basis, its methodology for allocating capital to the business segments. In connection with the change in methodology, the Corporation updated the applicable terminology in the above table to allocated capital from economic capital as reported in prior periods. For more information, see Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.

(2)
Allocated capital and economic capital are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(3)	Includes servicing of residential mortgage loans, home equity lines of credit and home equity loans.

(4)	Excludes loans for which servicing transferred to third parties as of September 30, 2013 with an effective mortgage servicing right sales date of October 1, 2013.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Year-to-Date Results (1)
(Dollars in millions)
	Nine Months Ended September 30, 2013
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$2,175	$1,020	$1,155
Noninterest income:
Mortgage banking income	3,672	1,696	1,976
All other income (loss)	157	(23)	180
Total noninterest income	3,829	1,673	2,156
Total revenue, net of interest expense (FTE basis)	6,004	2,693	3,311

Provision for credit losses	318	145	173

Noninterest expense	12,219	2,564	9,655
Loss before income taxes	(6,533)	(16)	(6,517)
Income tax benefit (FTE basis)	(2,439)	(6)	(2,433)
Net loss	$(4,094)	$(10)	$(4,084)

Balance Sheet
Average
Total loans and leases	$90,478	$46,990	$43,488
Total earning assets	102,498	53,180	49,318
Total assets	122,910	53,597	69,313
Allocated capital (2, 3)	24,000	6,000	18,000

Period end
Total loans and leases	$87,586	$46,875	$40,711
Total earning assets	98,247	51,248	46,999
Total assets	115,424	51,075	64,349

	Nine Months Ended September 30, 2012
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$2,200	$1,013	$1,187
Noninterest income:
Mortgage banking income	5,836	2,394	3,442
All other income (loss)	240	(14)	254
Total noninterest income	6,076	2,380	3,696
Total revenue, net of interest expense (FTE basis)	8,276	3,393	4,883

Provision for credit losses	957	(5)	962

Noninterest expense	11,583	2,447	9,136
Income (loss) before income taxes	(4,264)	951	(5,215)
Income tax expense (benefit) (FTE basis)	(1,529)	351	(1,880)
Net income (loss)	$(2,735)	$600	$(3,335)

Balance Sheet
Average
Total loans and leases	$105,848	$50,598	$55,250
Total earning assets	124,496	57,206	67,290
Total assets	149,971	58,204	91,767
Economic capital (2, 3)	14,079	3,683	10,396

Period end
Total loans and leases	$98,642	$48,865	$49,777
Total earning assets	112,977	56,137	56,840
Total assets	138,120	57,336	80,784

For footnotes see page 25.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Quarterly Results (1)
(Dollars in millions)
	Third Quarter 2013
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$733	$329	$404
Noninterest income:
Mortgage banking income	774	345	429
All other income	70	35	35
Total noninterest income	844	380	464
Total revenue, net of interest expense (FTE basis)	1,577	709	868

Provision for credit losses	(308)	(11)	(297)

Noninterest expense	3,419	880	2,539
Loss before income taxes	(1,534)	(160)	(1,374)
Income tax benefit (FTE basis)	(534)	(61)	(473)
Net loss	$(1,000)	$(99)	$(901)

Balance Sheet
Average
Total loans and leases	$88,406	$46,878	$41,528
Total earning assets	99,759	52,074	47,685
Total assets	118,226	52,309	65,917
Allocated capital (2, 3)	24,000	6,000	18,000

Period end
Total loans and leases	$87,586	$46,875	$40,711
Total earning assets	98,247	51,248	46,999
Total assets	115,424	51,075	64,349

	Second Quarter 2013
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$699	$344	$355
Noninterest income:
Mortgage banking income	1,411	654	757
All other income	5	5	—
Total noninterest income	1,416	659	757
Total revenue, net of interest expense (FTE basis)	2,115	1,003	1,112

Provision for credit losses	291	64	227

Noninterest expense	3,394	866	2,528
Income (loss) before income taxes	(1,570)	73	(1,643)
Income tax expense (benefit) (FTE basis)	(633)	29	(662)
Net income (loss)	$(937)	$44	$(981)

Balance Sheet
Average
Total loans and leases	$90,114	$46,870	$43,244
Total earning assets	102,086	53,739	48,347
Total assets	122,276	54,000	68,276
Allocated capital (2, 3)	24,000	6,000	18,000

Period end
Total loans and leases	$89,257	$46,891	$42,366
Total earning assets	102,211	53,571	48,640
Total assets	124,032	53,674	70,358

For footnotes see page 25.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Quarterly Results (1) (continued)
(Dollars in millions)
	Third Quarter 2012
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$719	$336	$383
Noninterest income:
Mortgage banking income	2,188	853	1,335
All other income (loss)	176	(10)	186
Total noninterest income	2,364	843	1,521
Total revenue, net of interest expense (FTE basis)	3,083	1,179	1,904

Provision for credit losses	263	(23)	286

Noninterest expense	4,180	790	3,390
Income (loss) before income taxes	(1,360)	412	(1,772)
Income tax expense (benefit) (FTE basis)	(503)	152	(655)
Net income (loss)	$(857)	$260	$(1,117)

Balance Sheet
Average
Total loans and leases	$102,472	$49,561	$52,911
Total earning assets	118,909	56,285	62,624
Total assets	140,522	57,371	83,151
Economic capital (2, 3)	13,335	3,879	9,456

Period end
Total loans and leases	$98,642	$48,865	$49,777
Total earning assets	112,977	56,137	56,840
Total assets	138,120	57,336	80,784

(1)
Consumer Real Estate Services includes Home Loans and Legacy Assets & Servicing. The results of certain mortgage servicing rights activities, including net hedge results, which were previously included in Home Loans, together with any related assets or liabilities used as economic hedges are included in Legacy Assets & Servicing.

(2)
Effective January 1, 2013, the Corporation revised, on a prospective basis, its methodology for allocating capital to the business segments. In connection with the change in methodology, the Corporation updated the applicable terminology in the above table to allocated capital from economic capital as reported in prior periods. For more information, see Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.

(3)
Allocated capital and economic capital are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Key Indicators
(Dollars in millions, except as noted)
	Nine Months Ended September 30				Third Quarter 2013		Second Quarter 2013		First Quarter 2013		Fourth Quarter 2012		Third Quarter 2012
	2013		2012
Mortgage servicing rights at fair value rollforward:
Balance, beginning of period	$5,716		$7,378		$5,827		$5,776		$5,716		$5,087		$5,708
Net additions (sales)	(1,375)		155		(600)		(715)		(60)		97		85
Amortization of expected cash flows (1)	(814)		(1,149)		(240)		(260)		(314)		(335)		(346)
Other changes in mortgage servicing rights fair value (2)	1,531		(1,297)		71		1,026		434		867		(360)
Balance, end of period	$5,058		$5,087		$5,058		$5,827		$5,776		$5,716		$5,087

Capitalized mortgage servicing rights (% of loans serviced for investors)	82	bps	45	bps	82	bps	77	bps	61	bps	55	bps	45	bps
Mortgage loans serviced for investors (in billions)	$616		$1,142		$616		$759		$949		$1,045		$1,142

Loan production:
Total Corporation (3)
First mortgage	$71,797		$53,558		$22,601		$25,276		$23,920		$21,516		$20,315
Home equity	4,440		2,623		1,828		1,496		1,116		962		933
Consumer Real Estate Services
First mortgage	$57,611		$41,957		$17,833		$20,509		$19,269		$16,561		$15,566
Home equity	3,824		2,067		1,599		1,283		942		765		746

Mortgage banking income (loss)
Production income (loss):
Core production revenue	$2,140		$2,774		$465		$860		$815		$986		$944
Representations and warranties provision	(770)		(984)		(323)		(197)		(250)		(2,955)		(307)
Total production income (loss)	1,370		1,790		142		663		565		(1,969)		637
Servicing income:
Servicing fees	2,400		3,634		699		785		916		1,096		1,089
Amortization of expected cash flows (1)	(814)		(1,149)		(240)		(260)		(314)		(335)		(346)
Fair value changes of mortgage servicing rights, net of risk management activities used to hedge certain market risks (4)	693		939		167		215		311		912		560
Other servicing-related revenue	23		622		6		8		9		12		248
Total net servicing income	2,302		4,046		632		748		922		1,685		1,551
Total Consumer Real Estate Services mortgage banking income (loss)	3,672		5,836		774		1,411		1,487		(284)		2,188
Other business segments’ mortgage banking loss (5)	(646)		(546)		(189)		(233)		(224)		(256)		(169)
Total consolidated mortgage banking income (loss)	$3,026		$5,290		$585		$1,178		$1,263		$(540)		$2,019

(1)	Represents the net change in fair value of the MSR asset due to the recognition of modeled cash flows.

(2)
These amounts reflect the changes in modeled mortgage servicing rights fair value primarily due to observed changes in interest rates, volatility, spreads and the shape of the forward swap curve. In addition, these amounts reflect periodic adjustments to the valuation model to reflect changes in the modeled relationship between inputs and their impact on projected cash flows, changes in certain cash flow assumptions such as cost to service and ancillary income per loan, changes in OAS rate inputs and the impact of periodic recalibrations of the model to reflect changes in the relationship between market interest rate spreads and projected cash flows.

(3)	In addition to loan production in Consumer Real Estate Services, the remaining first mortgage and home equity loan production is primarily in GWIM.

(4)	Includes gains and losses on sales of mortgage servicing rights.

(5)	Includes the effect of transfers of mortgage loans from Consumer Real Estate Services to the asset and liability management portfolio included in All Other.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Global Banking Segment Results (1)
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012
	2013	2012
Net interest income (FTE basis)	$6,613	$6,036	$2,201	$2,252	$2,160	$2,099	$2,009
Noninterest income:
Service charges	2,103	2,173	716	701	686	694	725
Investment banking income	2,276	1,951	694	792	790	842	662
All other income	1,185	1,562	398	393	394	316	390
Total noninterest income	5,564	5,686	1,808	1,886	1,870	1,852	1,777
Total revenue, net of interest expense (FTE basis)	12,177	11,722	4,009	4,138	4,030	3,951	3,786

Provision for credit losses	634	(404)	322	163	149	62	23

Noninterest expense	5,626	5,865	1,928	1,856	1,842	1,753	1,936
Income before income taxes	5,917	6,261	1,759	2,119	2,039	2,136	1,827
Income tax expense (FTE basis)	2,210	2,309	625	827	758	744	676
Net income	$3,707	$3,952	$1,134	$1,292	$1,281	$1,392	$1,151

Net interest yield (FTE basis)	3.06%	2.92%	2.86%	3.16%	3.17%	2.85%	2.82%
Return on average allocated capital (2, 3)	21.56	—	19.57	22.55	22.59	—	—
Return on average economic capital (2, 3)	—	27.27	—	—	—	28.97	23.33
Efficiency ratio (FTE basis)	46.20	50.03	48.06	44.87	45.71	44.41	51.14

Balance Sheet
Average
Total loans and leases	$253,334	$221,629	$260,085	$255,674	$244,068	$232,396	$221,185
Total earnings assets (4)	289,161	276,444	305,376	285,755	276,030	292,999	283,088
Total assets (4)	330,985	318,124	347,062	327,531	318,043	336,332	326,109
Total deposits	229,941	217,602	239,839	227,668	222,120	242,817	227,421
Allocated capital (2, 3)	23,000	—	23,000	23,000	23,000	—	—
Economic capital (2, 3)	—	19,376	—	—	—	19,123	19,639

Period end
Total loans and leases	$267,165	$226,152	$267,165	$258,502	$250,985	$242,340	$226,152
Total earnings assets (4)	330,625	282,873	330,625	292,952	280,104	288,072	282,873
Total assets (4)	373,110	325,488	373,110	334,820	322,039	331,611	325,488
Total deposits	263,121	234,912	263,121	229,586	228,248	243,306	234,912

(1)
During the second quarter of 2013, the results of consumer Dealer Financial Services, previously reported in Global Banking, were moved to Consumer & Business Banking. Prior periods have been reclassified to conform to current period presentation.

(2)
Effective January 1, 2013, the Corporation revised, on a prospective basis, its methodology for allocating capital to the business segments. In connection with the change in methodology, the Corporation updated the applicable terminology in the above table to allocated capital from economic capital as reported in prior periods. For additional information, see Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.

(3)
Return on average allocated capital and return on average economic capital are calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital or average economic capital, as applicable. Allocated capital, economic capital and the related returns are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(4)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012
	2013	2012
Investment Banking fees (1)
Advisory (2)	$699	$710	$226	$240	$233	$285	$207
Debt issuance	1,177	941	343	405	429	450	341
Equity issuance	400	300	125	147	128	107	114
Total Investment Banking fees (3)	$2,276	$1,951	$694	$792	$790	$842	$662

Business Lending
Corporate	$2,590	$2,462	$884	$855	$851	$739	$765
Commercial	2,956	2,712	960	1,050	946	909	916
Total Business Lending revenue	$5,546	$5,174	$1,844	$1,905	$1,797	$1,648	$1,681

Treasury Services
Corporate	$2,081	$1,945	$713	$702	$666	$687	$660
Commercial	2,192	2,256	741	733	718	732	741
Total Treasury Services revenue	$4,273	$4,201	$1,454	$1,435	$1,384	$1,419	$1,401

Average deposit balances
Interest-bearing	$70,851	$64,447	$73,699	$70,158	$68,639	$68,240	$64,690
Noninterest-bearing	159,090	153,155	166,140	157,510	153,481	174,577	162,731
Total average deposits	$229,941	$217,602	$239,839	$227,668	$222,120	$242,817	$227,421

Loan spread	1.84%	1.90%	1.78%	1.89%	1.86%	1.83%	1.90%

Provision for credit losses	$634	$(404)	$322	$163	$149	$62	$23

Credit quality (4, 5)
Reservable utilized criticized exposure	$10,111	$12,297	$10,111	$10,632	$10,342	$10,952	$12,297
	3.44%	4.81%	3.44%	3.73%	3.71%	4.06%	4.81%

Nonperforming loans, leases and foreclosed properties	$919	$2,647	$919	$1,087	$1,643	$2,052	$2,647
	0.35%	1.19%	0.35%	0.43%	0.66%	0.86%	1.19%

Average loans and leases by product
U.S. commercial	$127,092	$116,326	$128,602	$127,742	$124,891	$121,535	$115,992
Commercial real estate	36,909	32,633	39,172	36,684	34,825	33,404	31,939
Commercial lease financing	24,643	23,241	24,853	24,584	24,486	24,057	23,214
Non-U.S. commercial	64,686	49,417	67,455	66,655	59,859	53,392	50,029
Other	4	12	3	9	7	8	11
Total average loans and leases	$253,334	$221,629	$260,085	$255,674	$244,068	$232,396	$221,185

Total Corporation Investment Banking fees
Advisory (2)	$775	$764	$256	$262	$257	$301	$221
Debt issuance	2,819	2,285	810	987	1,022	1,078	865
Equity issuance	1,008	776	329	356	323	250	279
Total investment banking fees including self-led	4,602	3,825	1,395	1,605	1,602	1,629	1,365
Self-led	(214)	(126)	(98)	(49)	(67)	(29)	(29)
Total Investment Banking fees	$4,388	$3,699	$1,297	$1,556	$1,535	$1,600	$1,336

(1)	Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(3)
Investment banking fees represent only the fee component of Global Banking and do not include certain less significant items shared with the Investment Banking Group under internal revenue sharing agreements.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial utilized reservable criticized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers' acceptances.

(5)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Investment Banking Product Rankings

	Nine Months Ended September 30, 2013
	Global		U.S.
	Product Ranking	Market Share	Product Ranking	Market Share
High-yield corporate debt	2	8.4%	2	10.1%
Leveraged loans	1	10.5	1	12.6
Mortgage-backed securities	5	8.4	5	9.3
Asset-backed securities	2	12.9	2	15.1
Convertible debt	4	7.5	4	12.0
Common stock underwriting	5	6.7	4	9.8
Investment-grade corporate debt	2	6.3	2	11.6
Syndicated loans	2	9.1	2	13.0
Net investment banking revenue	2	7.4	2	10.9
Announced mergers and acquisitions	4	21.2	3	32.6
Equity capital markets	4	6.8	4	10.1
Debt capital markets	5	5.5	3	9.2
Source: Dealogic data as of October 1, 2013. Figures above include self-led transactions.

•	Rankings based on deal volumes except for net investment banking revenue rankings which reflect fees.

•	Debt capital markets excludes loans but includes agencies.

•	Mergers and acquisitions fees included in investment banking revenues reflect 10 percent fee credit at announcement and 90 percent fee credit at completion as per Dealogic.

•	Mergers and acquisitions volume rankings are for announced transactions and provide credit to all investment banks advising the target or acquiror.

•	Each advisor receives full credit for the deal amount unless advising a minor stakeholder.
Highlights

Global top 3 rankings in:
High-yield corporate debt	Investment-grade corporate debt
Leveraged loans	Syndicated loans
Asset-backed securities

U.S. top 3 rankings in:
High-yield corporate debt	Syndicated loans
Leveraged loans	Announced mergers and acquisitions
Asset-backed securities	Debt capital markets
Investment-grade corporate debt

Top 3 rankings excluding self-led deals:

Global:	High-yield corporate debt, Leveraged loans, Asset-backed securities, Investment-grade corporate debt, Syndicated loans

U.S.:	High-yield corporate debt, Leveraged loans, Asset-backed securities, Investment-grade corporate debt, Syndicated loans, Announced mergers and acquisitions

This information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012
	2013	2012
Net interest income (FTE basis)	$3,097	$2,557	$975	$1,013	$1,109	$1,114	$929
Noninterest income:
Investment and brokerage services	1,557	1,389	480	549	528	430	428
Investment banking fees	1,969	1,546	622	668	679	668	552
Trading account profits	5,939	4,981	1,201	1,848	2,890	725	1,237
All other income (loss)	(128)	791	98	111	(337)	83	132
Total noninterest income	9,337	8,707	2,401	3,176	3,760	1,906	2,349
Total revenue, net of interest expense (FTE basis) (1)	12,434	11,264	3,376	4,189	4,869	3,020	3,278

Provision for credit losses	36	17	47	(16)	5	17	31

Noninterest expense	8,729	8,668	2,884	2,771	3,074	2,627	2,575
Income before income taxes	3,669	2,579	445	1,434	1,790	376	672
Income tax expense (FTE basis)	2,321	1,531	1,223	476	622	195	948
Net income (loss)	$1,348	$1,048	$(778)	$958	$1,168	$181	$(276)

Return on average allocated capital (2, 3)	6.04%	—	n/m	12.84%	15.82%	—	—
Return on average economic capital (2, 3)	—	10.29%	—	—	—	5.12%	n/m
Efficiency ratio (FTE basis)	70.20	76.96	85.45%	66.15	63.12	86.98	78.56%

Balance Sheet
Average
Total trading-related assets (4)	$479,052	$456,932	$442,597	$490,972	$504,266	$493,188	$462,138
Total earning assets (4)	489,062	450,603	458,657	499,396	509,694	493,901	458,335
Total assets	642,810	592,967	602,632	656,258	670,284	645,808	602,095
Allocated capital (2, 3)	30,000	—	30,000	30,000	30,000	—	—
Economic capital (2, 3)	—	13,703	—	—	—	14,184	13,414

Period end
Total trading-related assets (4)	$438,137	$455,161	$438,137	$446,505	$467,826	$465,836	$455,161
Total earning assets (4)	464,613	456,581	464,613	465,166	480,039	486,470	456,581
Total assets	601,139	600,154	601,139	608,907	626,797	632,263	600,154

Trading-related assets (average)
Trading account securities	$217,958	$189,958	$193,108	$225,796	$235,437	$220,434	$193,694
Reverse repurchases	145,506	160,988	128,426	150,568	157,847	166,399	162,040
Securities borrowed	64,746	50,784	73,820	62,813	57,425	52,391	51,757
Derivative assets	50,842	55,202	47,243	51,795	53,557	53,964	54,647
Total trading-related assets (4)	$479,052	$456,932	$442,597	$490,972	$504,266	$493,188	$462,138

(1)
Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 31.

(2)
Effective January 1, 2013, the Corporation revised, on a prospective basis, its methodology for allocating capital to the business segments. In connection with the change in methodology, the Corporation updated the applicable terminology in the above table to allocated capital from economic capital as reported in prior periods. For more information, see Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.

(3)
Return on average allocated capital and return on average economic capital are calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital or average economic capital, as applicable. Allocated capital, economic capital and the related returns are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(4)	Trading-related assets include derivative assets, which are considered non-earning assets.

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012
	2013	2012
Sales and trading revenue (1)
Fixed income, currency and commodities	$6,995	$7,261	$1,767	$2,292	$2,936	$1,551	$2,000
Equities	3,303	2,340	945	1,199	1,159	674	667
Total sales and trading revenue	$10,298	$9,601	$2,712	$3,491	$4,095	$2,225	$2,667

Sales and trading revenue, excluding debit valuation adjustment (2)
Fixed income, currency and commodities	$7,293	$9,219	$2,033	$2,259	$3,001	$1,788	$2,534
Equities	3,313	2,554	970	1,194	1,149	713	715
Total sales and trading revenue, excluding debit valuation adjustment	$10,606	$11,773	$3,003	$3,453	$4,150	$2,501	$3,249

Sales and trading revenue breakdown
Net interest income	$2,848	$2,294	$898	$930	$1,020	$1,014	$846
Commissions	1,557	1,389	480	549	528	430	428
Trading	5,939	4,981	1,201	1,848	2,890	725	1,237
Other	(46)	937	133	164	(343)	56	156
Total sales and trading revenue	$10,298	$9,601	$2,712	$3,491	$4,095	$2,225	$2,667

(1)
Includes Global Banking sales and trading revenue of $319 million and $473 million for the nine months ended September 30, 2013 and 2012; $109 million, $142 million and $68 million for the third, second and first quarters of 2013; and $49 million and $111 million for the fourth and third quarters of 2012, respectively.

(2)
For this presentation, sales and trading revenue excludes debit valuation adjustment gains/losses which represents a non-GAAP financial measure. Net debit valuation adjustment losses included in fixed income, currency and commodities revenue were $298 million and $2.0 billion for the nine months ended September 30, 2013 and 2012; losses of $266 million, gains of $33 million and losses of $65 million for the third, second and first quarters of 2013; and losses of $237 million and $534 million for the fourth and third quarters of 2012, respectively. Net debit valuation adjustment losses included in equities revenue were $10 million and $214 million for the nine months ended September 30, 2013 and 2012; losses of $25 million, and gains of $5 million and $10 million for the third, second and first quarters of 2013; and losses of $39 million and $48 million for the fourth and third quarters of 2012, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012
	2013	2012
Net interest income (FTE basis)	$4,579	$4,337	$1,478	$1,505	$1,596	$1,490	$1,413
Noninterest income:
Investment and brokerage services	7,185	6,577	2,413	2,441	2,331	2,272	2,181
All other income	1,546	1,410	499	553	494	431	489
Total noninterest income	8,731	7,987	2,912	2,994	2,825	2,703	2,670
Total revenue, net of interest expense (FTE basis)	13,310	12,324	4,390	4,499	4,421	4,193	4,083

Provision for credit losses	30	154	23	(15)	22	112	61

Noninterest expense	9,773	9,524	3,248	3,272	3,253	3,196	3,115
Income before income taxes	3,507	2,646	1,119	1,242	1,146	885	907
Income tax expense (FTE basis)	1,310	977	400	484	426	309	336
Net income	$2,197	$1,669	$719	$758	$720	$576	$571

Net interest yield (FTE basis)	2.42%	2.36%	2.35%	2.47%	2.46%	2.30%	2.28%
Return on average allocated capital (1, 2)	29.54	—	28.68	30.57	29.38	—	—
Return on average economic capital (1, 2)	—	31.75	—	—	—	28.36	29.22
Efficiency ratio (FTE basis)	73.43	77.28	74.00	72.72	73.58	76.24	76.30

Balance Sheet
Average
Total loans and leases	$109,499	$99,338	$112,752	$109,589	$106,082	$103,785	$101,016
Total earning assets (3)	252,485	245,479	249,203	244,859	263,551	257,399	246,727
Total assets (3)	271,498	265,812	268,611	263,735	282,298	276,408	265,639
Total deposits	242,757	239,942	239,663	235,344	253,413	249,658	241,411
Allocated capital (1, 2)	10,000	—	10,000	10,000	10,000	—	—
Economic capital (1, 2)	—	7,093	—	—	—	8,149	7,840

Period end
Total loans and leases	$114,175	$102,390	$114,175	$111,785	$107,048	$105,928	$102,390
Total earning assets (3)	250,677	248,797	250,677	244,340	248,939	277,121	248,797
Total assets (3)	270,484	268,408	270,484	263,867	268,263	297,326	268,408
Total deposits	241,553	243,518	241,553	235,012	239,853	266,188	243,518

(1)
Effective January 1, 2013, the Corporation revised, on a prospective basis, its methodology for allocating capital to the business segments. In connection with the change in methodology, the Corporation updated the applicable terminology in the above table to allocated capital from economic capital as reported in prior periods. For more information, see Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.

(2)
Return on average allocated capital and return on average economic capital are calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital or average economic capital, as applicable. Allocated capital, economic capital and the related returns are non-GAAP financial measures. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 47-50.)

(3)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions, except as noted)
	Nine Months Ended September 30		Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012
	2013	2012
Revenues
Merrill Lynch Global Wealth Management	$11,068	$10,235	$3,646	$3,742	$3,680	$3,500	$3,407
U.S. Trust	2,191	2,019	730	740	721	690	656
Other (1)	51	70	14	17	20	3	20
Total revenues	$13,310	$12,324	$4,390	$4,499	$4,421	$4,193	$4,083

Client Balances
Client Balances by Business
Merrill Lynch Global Wealth Management	$1,853,980	$1,731,154	$1,853,980	$1,800,151	$1,812,412	$1,743,459	$1,731,154
U.S. Trust	362,791	332,792	362,791	351,119	354,721	341,292	332,792
Other (1)	66,665	64,239	66,665	63,781	64,603	66,874	64,239

Client Balances by Type
Assets under management	$779,614	$692,854	$779,614	$743,613	$745,260	$698,095	$692,854
Brokerage assets	1,013,688	970,662	1,013,688	992,664	1,009,507	960,351	970,662
Assets in custody	131,386	115,350	131,386	128,854	127,013	117,686	115,350
Deposits	241,553	243,518	241,553	235,012	239,853	266,188	243,518
Loans and leases (2)	117,195	105,801	117,195	114,908	110,103	109,305	105,801
Total client balances	$2,283,436	$2,128,185	$2,283,436	$2,215,051	$2,231,736	$2,151,625	$2,128,185

Assets Under Management Flows
Liquidity assets under management (3)	$10	$(1,927)	$2,932	$(695)	$(2,227)	$2,545	$(1,875)
Long-term assets under management (4)	38,394	17,270	10,341	7,692	20,361	9,120	5,779
Total assets under management flows	$38,404	$15,343	$13,273	$6,997	$18,134	$11,665	$3,904

Associates (5)
Number of Financial Advisors	15,624	16,759	15,624	15,759	16,065	16,411	16,759
Total Wealth Advisors	16,846	18,036	16,846	16,989	17,293	17,640	18,036
Total Client Facing Professionals	19,534	20,778	19,534	19,689	20,018	20,386	20,778

Merrill Lynch Global Wealth Management Metrics
Financial Advisory Productivity (6) (in thousands)	$994	$894	$1,000	$1,012	$971	$927	$897

U.S. Trust Metrics
Client Facing Professionals	2,090	2,119	2,090	2,084	2,090	2,077	2,119

(1)	Other includes the results of BofA Global Capital Management and other administrative items.

(2)	Includes margin receivables which are classified in customer and other receivables on the Corporation's Consolidated Balance Sheet.

(3)
Defined as assets under advisory and discretion of GWIM in which the investment strategy seeks a high level of income while maintaining liquidity and capital preservation. The duration of these strategies is less than one year.

(4)	Defined as assets under advisory and discretion of GWIM in which the duration of the investment strategy is longer than one year.

(5)
Includes Financial Advisors in the Consumer & Business Banking segment of 1,585, 1,587, 1,591, 1,496 and 1,457 at September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively.

(6)
Financial Advisor Productivity is defined as annualized Merrill Lynch Global Wealth Management total revenue divided by the total number of Financial Advisors (excluding Financial Advisors in the Consumer & Business Banking segment). Total revenue excludes corporate allocation of net interest income related to certain ALM activities.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012
	2013	2012
Net interest income (FTE basis)	$558	$888	$36	$268	$254	$254	$273
Noninterest income:
Card income	245	264	79	81	85	96	93
Equity investment income	2,217	566	1,121	576	520	569	172
Gains on sales of debt securities	866	1,393	347	452	67	117	328
All other loss	(2,081)	(3,742)	(716)	(803)	(562)	(1,185)	(1,700)
Total noninterest income (loss)	1,247	(1,519)	831	306	110	(403)	(1,107)
Total revenue, net of interest expense (FTE basis)	1,805	(631)	867	574	364	(149)	(834)

Provision for credit losses	(478)	2,172	(549)	(179)	250	450	390

Noninterest expense	3,245	5,272	930	547	1,768	1,003	1,627
Income (loss) before income taxes	(962)	(8,075)	486	206	(1,654)	(1,602)	(2,851)
Income tax benefit (FTE basis)	(1,175)	(3,496)	(157)	(340)	(678)	(2,443)	(1,251)
Net income (loss)	$213	$(4,579)	$643	$546	$(976)	$841	$(1,600)

Balance Sheet
Average
Total loans and leases	$238,623	$263,310	$232,538	$238,910	$244,557	$247,128	$256,130
Total assets (2)	227,401	327,946	203,044	230,667	248,996	279,367	304,756
Total deposits	34,814	45,151	35,126	33,774	35,549	36,939	39,266

Period end
Total loans and leases	$229,550	$252,592	$229,550	$234,047	$241,406	$241,981	$252,592
Total assets (3)	177,869	293,573	177,869	204,118	235,435	262,800	293,573
Total deposits	30,705	37,555	30,705	34,597	35,759	36,061	37,555

(1)
All Other consists of ALM activities, equity investments, the international consumer card business, liquidating businesses, residual expense allocations and other. ALM activities encompass the whole-loan residential mortgage portfolio and investment securities, interest rate and foreign currency risk management activities including the residual net interest income allocation, gains/losses on structured liabilities, the impact of certain allocation methodologies and accounting hedge ineffectiveness. Equity investments include Global Principal Investments, strategic and certain other investments. Additionally, All Other includes certain residential mortgage loans that are managed by Legacy Assets & Servicing.

(2)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $531.0 billion and $496.7 billion for the nine months ended September 30, 2013 and 2012; $541.0 billion, $525.1 billion, $526.8 billion, $526.2 billion and $514.4 billion for the third, second and first quarters of 2013, and the fourth and third quarters of 2012, respectively.

(3)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders' equity of $558.0 billion, $529.5 billion, $537.7 billion, $537.6 billion and $513.7 billion at September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries
Equity Investments
(Dollars in millions)
	Global Principal Investments Exposures				Equity Investment Income (Loss)
	September 30, 2013			June 30 2013	September 30, 2013
	Book Value	Unfunded Commitments	Total	Total	Three Months Ended	Nine Months Ended
Global Principal Investments:
Private Equity Investments	$329	$23	$352	$516	$33	$184
Global Real Estate	299	31	330	350	(11)	(53)
Global Strategic Capital	763	101	864	970	49	5
Legacy/Other Investments	541	—	541	539	51	142
Total Global Principal Investments	$1,932	$155	$2,087	$2,375	$122	$278

Components of Equity Investment Income
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012
	2013	2012
Global Principal Investments	$278	$422	$122	$52	$104	$167	$156
Strategic and other investments	1,939	144	999	524	416	402	16
Total equity investment income included in All Other	2,217	566	1,121	576	520	569	172
Total equity investment income included in the business segments	210	805	63	104	43	130	66
Total consolidated equity investment income	$2,427	$1,371	$1,184	$680	$563	$699	$238

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	September 30 2013	June 30 2013	September 30 2012
Consumer
Residential mortgage (1)	$253,496	$253,959	$257,022
Home equity	96,653	100,011	112,454
U.S. credit card	90,280	90,523	93,162
Non-U.S. credit card	11,083	10,340	13,320
Direct/Indirect consumer (2)	84,035	83,358	82,404
Other consumer (3)	1,913	1,803	2,714
Total consumer loans excluding loans accounted for under the fair value option	537,460	539,994	561,076
Consumer loans accounted for under the fair value option (4)	2,186	1,052	1,202
Total consumer	539,646	541,046	562,278

Commercial
U.S. commercial (5)	224,262	219,367	205,384
Commercial real estate (6)	44,940	42,126	37,579
Commercial lease financing	24,589	23,912	22,855
Non-U.S. commercial	92,945	86,710	58,503
Total commercial loans excluding loans accounted for under the fair value option	386,736	372,115	324,321
Commercial loans accounted for under the fair value option (4)	8,010	8,409	6,436
Total commercial	394,746	380,524	330,757
Total loans and leases	$934,392	$921,570	$893,035

(1)
Includes pay option loans of $5.2 billion, $5.8 billion and $8.8 billion and non-U.S. residential mortgages of $87 million, $83 million and $94 million at September 30, 2013, June 30, 2013 and September 30, 2012, respectively. The Corporation no longer originates pay option loans.

(2)
Includes dealer financial services loans of $39.5 billion, $36.8 billion and $36.0 billion, consumer lending loans of $3.1 billion, $3.6 billion and $5.6 billion, U.S. securities-based lending loans of $30.4 billion, $30.0 billion and $26.7 billion, non-U.S. consumer loans of $5.7 billion, $7.5 billion and $7.9 billion, student loans of $4.3 billion, $4.4 billion and $5.0 billion, and other consumer loans of $1.0 billion, $1.1 billion and $1.2 billion at September 30, 2013, June 30, 2013 and September 30, 2012, respectively.

(3)
Includes consumer finance loans of $1.2 billion, $1.3 billion and $1.5 billion, consumer leases of $492 million, $351 million, and $0 million, consumer overdrafts of $175 million, $149 million and $152 million, and other non-U.S. consumer loans of $5 million, $5 million and $1.1 billion at September 30, 2013, June 30, 2013 and September 30, 2012, respectively.

(4)
Consumer loans accounted for under the fair value option were residential mortgage loans of $2.2 billion, $1.1 billion and $1.2 billion at September 30, 2013, June 30, 2013 and September 30, 2012, respectively. Commercial loans accounted for under the fair value option were U.S. commercial loans of $1.8 billion, $2.0 billion and $2.0 billion, and non-U.S. commercial loans of $6.2 billion, $6.4 billion and $4.4 billion at September 30, 2013, June 30, 2013 and September 30, 2012, respectively.

(5)
Includes U.S. small business commercial loans, including card-related products, of $13.1 billion, $12.4 billion and $12.6 billion at September 30, 2013, June 30, 2013 and September 30, 2012, respectively.

(6)
Includes U.S. commercial real estate loans of $43.5 billion, $40.3 billion and $36.0 billion, and non-U.S. commercial real estate loans of $1.4 billion, $1.8 billion and $1.6 billion at September 30, 2013, June 30, 2013 and September 30, 2012, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment
(Dollars in millions)
	Third Quarter 2013
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Consumer
Residential mortgage	$256,297	$628	$3,516	$—	$83	$45,661	$206,409
Home equity	98,172	146	84,761	—	108	11,719	1,438
U.S. credit card	90,005	90,005	—	—	—	—	—
Non-U.S. credit card	10,633	—	—	—	—	—	10,633
Direct/Indirect consumer	83,773	41,745	47	3	37	34,228	7,713
Other consumer	1,867	597	—	—	—	4	1,266
Total consumer	540,747	133,121	88,324	3	228	91,612	227,459

Commercial
U.S. commercial	221,542	31,356	81	128,602	35,771	19,465	6,267
Commercial real estate	43,164	1,218	1	39,172	887	1,488	398
Commercial lease financing	23,869	—	—	24,853	636	4	(1,624)
Non-U.S. commercial	94,656	12	—	67,455	26,968	183	38
Total commercial	383,231	32,586	82	260,082	64,262	21,140	5,079
Total loans and leases	$923,978	$165,707	$88,406	$260,085	$64,490	$112,752	$232,538

	Second Quarter 2013
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Consumer
Residential mortgage	$257,275	$564	$2,254	$—	$86	$43,234	$211,137
Home equity	101,708	147	87,749	—	78	12,254	1,480
U.S. credit card	89,722	89,722	—	—	—	—	—
Non-U.S. credit card	10,613	—	—	—	—	—	10,613
Direct/Indirect consumer	82,485	40,186	50	4	24	33,390	8,831
Other consumer	1,756	421	—	5	—	7	1,323
Total consumer	543,559	131,040	90,053	9	188	88,885	233,384

Commercial
U.S. commercial	217,464	31,183	61	127,742	32,776	19,099	6,603
Commercial real estate	40,612	1,359	—	36,684	694	1,417	458
Commercial lease financing	23,579	—	—	24,584	618	4	(1,627)
Non-U.S. commercial	89,020	11	—	66,655	22,078	184	92
Total commercial	370,675	32,553	61	255,665	56,166	20,704	5,526
Total loans and leases	$914,234	$163,593	$90,114	$255,674	$56,354	$109,589	$238,910

	Third Quarter 2012
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Consumer
Residential mortgage	$261,337	$391	$1,221	$—	$92	$38,788	$220,845
Home equity	116,308	149	101,088	—	104	13,540	1,427
U.S. credit card	93,292	93,292	—	—	—	—	—
Non-U.S. credit card	13,329	—	—	—	—	—	13,329
Direct/Indirect consumer	82,635	42,300	78	5	35	29,935	10,282
Other consumer	2,654	149	—	6	—	8	2,491
Total consumer	569,555	136,281	102,387	11	231	82,271	248,374

Commercial
U.S. commercial	201,072	30,509	83	115,992	29,710	17,268	7,510
Commercial real estate	36,929	2,287	1	31,939	241	1,445	1,016
Commercial lease financing	21,545	—	—	23,214	13	4	(1,686)
Non-U.S. commercial	59,758	15	1	50,029	8,769	28	916
Total commercial	319,304	32,811	85	221,174	38,733	18,745	7,756
Total loans and leases	$888,859	$169,092	$102,472	$221,185	$38,964	$101,016	$256,130

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	September 30 2013	June 30 2013	September 30 2012	September 30 2013	June 30 2013	September 30 2012
Diversified financials	$80,219	$77,827	$62,783	$122,314	$115,066	$96,651
Real estate (4)	51,529	49,564	45,495	72,271	70,162	61,447
Retailing	32,593	31,051	27,373	54,516	51,906	46,414
Capital goods	27,053	26,737	23,764	51,637	50,699	48,285
Banking	43,350	42,395	35,740	49,920	49,730	39,637
Healthcare equipment and services	31,560	29,327	28,508	49,221	46,418	44,003
Government and public education	39,672	39,260	40,493	48,031	47,871	49,855
Materials	22,607	22,831	23,402	43,638	43,369	41,661
Energy	21,212	21,052	16,145	43,241	41,133	35,149
Consumer services	21,647	21,721	21,855	35,378	34,743	34,893
Food, beverage and tobacco	14,185	14,704	14,287	31,390	31,488	32,183
Commercial services and supplies	19,249	18,932	18,089	31,312	30,478	28,878
Utilities	9,799	8,811	8,186	25,068	23,660	22,844
Transportation	15,951	15,492	12,878	23,159	22,716	19,971
Media	12,897	13,249	11,406	22,194	21,824	20,676
Individuals and trusts	14,699	14,367	13,946	18,209	18,081	17,195
Pharmaceuticals and biotechnology	7,303	4,243	5,691	14,818	11,473	14,340
Software and services	7,543	6,389	4,550	14,312	13,417	10,410
Telecommunication services	4,543	3,871	4,024	14,244	10,588	10,018
Insurance, including monolines	5,875	5,880	8,384	12,165	12,315	14,024
Technology hardware and equipment	5,462	4,840	4,725	11,516	11,289	10,838
Consumer durables and apparel	5,103	5,404	4,140	9,479	9,942	8,312
Automobiles and components	3,258	3,263	2,937	8,390	8,262	7,360
Food and staples retailing	3,884	4,363	3,065	7,928	7,848	6,444
Religious and social organizations	5,492	5,895	7,184	7,677	7,824	9,711
Other	5,331	5,678	4,391	8,166	8,550	7,232
Total commercial credit exposure by industry	$512,016	$497,146	$453,441	$830,194	$800,852	$738,431
Net credit default protection purchased on total commitments (5)				$(11,204)	$(11,060)	$(17,164)

(1)
Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers' acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by the amount of cash collateral applied of $47.3 billion, $50.5 billion and $60.0 billion at September 30, 2013, June 30, 2013 and September 30, 2012, respectively. Not reflected in utilized and committed exposure is additional derivative collateral held of $18.6 billion, $18.4 billion and $17.6 billion which consists primarily of other marketable securities at September 30, 2013, June 30, 2013 and September 30, 2012, respectively.

(2)
Total commercial utilized and total commercial committed exposure includes loans and letters of credit measured at fair value and are comprised of loans outstanding of $8.0 billion, $8.4 billion and $6.4 billion and issued letters of credit at notional value of $577 million, $563 million and $697 million at September 30, 2013, June 30, 2013 and September 30, 2012, respectively. In addition, total commercial committed exposure includes unfunded loan commitments at notional value of $14.1 billion, $15.3 billion and $19.8 billion at September 30, 2013, June 30, 2013 and September 30, 2012, respectively.

(3)	Includes U.S. small business commercial exposure.

(4)
Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the borrowers' or counterparties' primary business activity using operating cash flows and primary source of repayment as key factors.

(5)	Represents net notional credit protection purchased.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	38

Bank of America Corporation and Subsidiaries
Net Credit Default Protection by Maturity Profile (1)

	September 30 2013	June 30 2013
Less than or equal to one year	29%	25%
Greater than one year and less than or equal to five years	69	73
Greater than five years	2	2
Total net credit default protection	100%	100%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of maturities for net credit default protection purchased is shown above.

Net Credit Default Protection by Credit Exposure Debt Rating (1)
(Dollars in millions)
	September 30, 2013		June 30, 2013
Ratings (2, 3)	Net Notional (4)	Percent	Net Notional (4)	Percent
AAA	$(107)	1.0%	$(107)	1.0%
AA	(231)	2.1	(232)	2.1
A	(4,464)	39.8	(4,651)	42.1
BBB	(4,565)	40.7	(4,427)	40.0
BB	(1,125)	10.0	(1,039)	9.4
B	(509)	4.5	(559)	5.1
CCC and below	(128)	1.1	(146)	1.3
NR (5)	(75)	0.8	101	(1.0)
Total net credit default protection	$(11,204)	100.0%	$(11,060)	100.0%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of debt rating for net notional credit default protection purchased is shown as a negative and the net notional credit protection sold is shown as a positive amount.

(2)	Ratings are refreshed on a quarterly basis.

(3)	Ratings of BBB- or higher are considered to meet the definition of investment grade.

(4)	Represents net credit default protection (purchased) sold.

(5)	"NR" is comprised of any index positions held and any names that have not been rated.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	39

Bank of America Corporation and Subsidiaries
Top 20 Non-U.S. Countries Exposure
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure (2)	Securities/ Other Investments (3)	Country Exposure at September 30 2013	Hedges and Credit Default Protection (4)	Net Country Exposure at September 30 2013 (5)	Increase (Decrease) from June 30 2013
United Kingdom	$25,653	$11,269	$6,846	$4,687	$48,455	$(3,532)	$44,923	$2,048
Canada	6,277	7,144	1,482	4,639	19,542	(1,356)	18,186	83
Brazil	8,596	603	325	4,126	13,650	(218)	13,432	28
Germany	6,512	5,510	2,966	1,902	16,890	(3,830)	13,060	(4)
France	1,931	7,138	1,444	5,815	16,328	(3,951)	12,377	(1,379)
China	9,256	833	512	1,060	11,661	(538)	11,123	(991)
Australia	5,243	2,492	780	2,555	11,070	(528)	10,542	328
India	7,218	577	387	2,355	10,537	(178)	10,359	(1,031)
Japan	4,366	473	902	4,029	9,770	(1,145)	8,625	(1,582)
Hong Kong	5,860	655	126	868	7,509	(205)	7,304	396
South Korea	4,225	700	514	2,623	8,062	(1,338)	6,724	(168)
Russian Federation	6,335	408	186	336	7,265	(759)	6,506	516
Italy	3,553	2,883	2,027	1,667	10,130	(4,005)	6,125	921
Netherlands	3,269	2,724	712	1,064	7,769	(1,854)	5,915	(2,236)
Switzerland	2,121	3,127	661	612	6,521	(794)	5,727	283
Singapore	3,319	201	139	1,814	5,473	(145)	5,328	(339)
Mexico	2,803	735	219	1,123	4,880	(510)	4,370	(253)
Taiwan	2,791	22	154	1,195	4,162	(31)	4,131	461
Luxembourg	1,267	2,284	440	36	4,027	(442)	3,585	1,777
Spain	2,724	1,004	114	614	4,456	(1,233)	3,223	316
Total top 20 non-U.S. countries exposure	$113,319	$50,782	$20,936	$43,120	$228,157	$(26,592)	$201,565	$(826)

(1)
Includes loans, leases and other extensions of credit and funds, including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans and loan equivalents are reported net of charge-offs but prior to any allowance for loan and lease losses.

(2)
Net counterparty exposure includes the fair value of derivatives, including the counterparty risk associated with credit default swaps, and secured financing transactions. Derivative exposures are presented net of $34.0 billion in collateral, which is predominantly cash, pledged under legally enforceable master netting agreements. Secured financing transaction exposures are presented net of eligible cash or securities pledged as collateral. The notional amount of reverse repurchase transactions was $102.0 billion. Counterparty exposure is not presented net of hedges or credit default protection.

(3)
Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures and net credit default swaps purchased, consisting of single-name and net indexed and tranched credit default swaps.

(4)
Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation's risk to country exposures as listed, consisting of net single-name and net indexed and tranched credit default swaps. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.

(5)	Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	40

Bank of America Corporation and Subsidiaries
Select European Countries
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure (2)	Securities/ Other Investments (3)	Country Exposure at September 30 2013	Hedges and Credit Default Protection (4)	Net Country Exposure at September 30 2013 (5)	Increase (Decrease) from June 30 2013
Greece
Sovereign	$—	$—	$—	$38	$38	$—	$38	$7
Financial institutions	—	—	—	26	26	(30)	(4)	(5)
Corporates	70	57	6	29	162	(17)	145	(8)
Total Greece	$70	$57	$6	$93	$226	$(47)	$179	$(6)
Ireland
Sovereign	$24	$—	$21	$7	$52	$(10)	$42	$(108)
Financial institutions	316	10	168	28	522	(5)	517	(67)
Corporates	402	303	83	60	848	(29)	819	(34)
Total Ireland	$742	$313	$272	$95	$1,422	$(44)	$1,378	$(209)
Italy
Sovereign	$—	$—	$1,651	$1,275	$2,926	$(1,829)	$1,097	$754
Financial institutions	1,903	3	205	85	2,196	(874)	1,322	(51)
Corporates	1,650	2,880	171	307	5,008	(1,302)	3,706	218
Total Italy	$3,553	$2,883	$2,027	$1,667	$10,130	$(4,005)	$6,125	$921
Portugal
Sovereign	$—	$—	$18	$—	$18	$(37)	$(19)	$(24)
Financial institutions	8	—	4	2	14	(59)	(45)	(7)
Corporates	90	81	—	32	203	(215)	(12)	19
Total Portugal	$98	$81	$22	$34	$235	$(311)	$(76)	$(12)
Spain
Sovereign	$36	$—	$61	$387	$484	$(66)	$418	$280
Financial institutions	877	4	20	68	969	(282)	687	(42)
Corporates	1,811	1,000	33	159	3,003	(885)	2,118	78
Total Spain	$2,724	$1,004	$114	$614	$4,456	$(1,233)	$3,223	$316
Total
Sovereign	$60	$—	$1,751	$1,707	$3,518	$(1,942)	$1,576	$909
Financial institutions	3,104	17	397	209	3,727	(1,250)	2,477	(172)
Corporates	4,023	4,321	293	587	9,224	(2,448)	6,776	273
Total select European exposure	$7,187	$4,338	$2,441	$2,503	$16,469	$(5,640)	$10,829	$1,010

(1)
Includes loans, leases and other extensions of credit and funds, including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans and loan equivalents are reported net of charge-offs but prior to any allowance for loan and lease losses.

(2)
Net counterparty exposure includes the fair value of derivatives, including the counterparty risk associated with credit default swaps, and secured financing transactions. Derivative exposures are presented net of $1.7 billion in collateral, which is predominantly cash, pledged under legally enforceable master netting agreements. Secured financing transaction exposures are presented net of eligible cash or securities pledged as collateral. The notional amount of reverse repurchase transactions was $4.6 billion. Counterparty exposure is not presented net of hedges or credit default protection.

(3)
Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures of $5.6 billion and net credit default swaps purchased of $652 million, consisting of $492 million of net single-name credit default swaps purchased and $160 million of net indexed and tranched credit default swaps sold.

(4)
Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation's risk to country exposures as listed, including $3.5 billion, consisting of $2.7 billion in net single-name credit default swaps purchased and $759 million in net indexed and tranched credit default swaps purchased, to hedge loans and securities, $2.0 billion in additional credit default protection purchased to hedge derivative assets and $166 million in other short exposures. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.

(5)	Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	41

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	September 30 2013	June 30 2013	March 31 2013	December 31 2012	September 30 2012
Residential mortgage (1)	$13,328	$14,316	$15,001	$15,055	$15,440
Home equity (1)	4,176	4,151	4,196	4,282	4,276
Direct/Indirect consumer	59	72	84	92	36
Other consumer	18	1	1	2	1
Total consumer	17,581	18,540	19,282	19,431	19,753
U.S. commercial	1,059	1,279	1,354	1,484	1,609
Commercial real estate	488	627	1,139	1,513	2,028
Commercial lease financing	49	10	19	44	33
Non-U.S. commercial	86	80	112	68	139
	1,682	1,996	2,624	3,109	3,809
U.S. small business commercial	103	107	110	115	139
Total commercial	1,785	2,103	2,734	3,224	3,948
Total nonperforming loans and leases	19,366	20,643	22,016	22,655	23,701
Foreclosed properties (2)	662	637	826	900	1,224
Total nonperforming loans, leases and foreclosed properties (3, 4, 5)	$20,028	$21,280	$22,842	$23,555	$24,925

Fully-insured home loans past due 30 days or more and still accruing	$21,797	$24,072	$24,733	$25,698	$25,088
Consumer credit card past due 30 days or more and still accruing	2,376	2,487	2,847	3,151	3,283
Other loans past due 30 days or more and still accruing	5,512	5,587	6,147	6,692	6,700
Total loans past due 30 days or more and still accruing (4, 6, 7)	$29,685	$32,146	$33,727	$35,541	$35,071

Fully-insured home loans past due 90 days or more and still accruing	$17,960	$20,604	$21,617	$22,157	$21,817
Consumer credit card past due 90 days or more and still accruing	1,191	1,325	1,541	1,649	1,695
Other loans past due 90 days or more and still accruing	723	662	655	776	807
Total loans past due 90 days or more and still accruing (4, 6, 7)	$19,874	$22,591	$23,813	$24,582	$24,319

Nonperforming loans, leases and foreclosed properties/Total assets (8)	0.95%	1.01%	1.05%	1.07%	1.15%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (8)	2.17	2.33	2.53	2.62	2.81
Nonperforming loans and leases/Total loans and leases (8)	2.10	2.26	2.44	2.52	2.68

Commercial utilized reservable criticized exposure (9)	$14,086	$14,928	$15,006	$15,936	$17,374
Commercial utilized reservable criticized exposure/Commercial utilized reservable exposure (9)	3.31%	3.62%	3.75%	4.10%	4.69%
Total commercial utilized criticized exposure/Commercial utilized exposure (9)	3.48	3.64	4.08	4.40	5.03

(1)
During the fourth and third quarters of 2012, as a result of regulatory guidance, we changed the treatment of loans discharged in Chapter 7 bankruptcy to write down these loans to collateral value and classify as nonperforming. As a result of this change, we reclassified residential mortgage loans of $49 million, home equity loans of $5 million and direct/indirect consumer loans of $58 million to nonperforming as of December 31, 2012, and residential mortgage loans of $567 million and home equity loans of $483 million as of September 30, 2012.

(2)
Foreclosed property balances do not include loans that are insured by the Federal Housing Administration and have entered foreclosure of $1.6 billion, $1.6 billion, $2.3 billion, $2.5 billion and $2.4 billion at September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively.

(3)
Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the Federal Housing Administration and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.

(4)
Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(5) Balances do not include the following:	September 30 2013	June 30 2013	March 31 2013	December 31 2012	September 30 2012
Nonperforming loans held-for-sale	$972	$891	$1,050	$1,059	$1,397
Nonperforming loans accounted for under the fair value option	467	398	412	401	458
Nonaccruing troubled debt restructured loans removed from the purchased credit-impaired portfolio prior to January 1, 2010	356	485	512	521	540

(6)
Balances do not include loans held-for-sale past due 30 days or more and still accruing of $301 million, $374 million, $315 million, $518 million and $469 million at September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively, and loans held-for-sale past due 90 days or more and still accruing of $0, $17 million, $18 million, $130 million and $26 million at September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively. At September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, there were $153 million, $81 million, $83 million, $87 million and $103 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.

(7)	These balances are excluded from total nonperforming loans, leases and foreclosed properties.

(8)
Total assets and total loans and leases do not include loans accounted for under the fair value option of $10.2 billion, $9.5 billion, $8.8 billion, $9.0 billion and $7.6 billion at September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively.

(9)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	42

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$18,540	$19,282	$19,431	$19,753	$19,121
Additions to nonperforming loans and leases:
New nonperforming loans and leases	2,503	2,289	2,661	3,211	3,306
Implementation of change in treatment of loans discharged in bankruptcies (2)	n/a	n/a	n/a	112	1,050
Reductions to nonperforming loans and leases:
Paydowns and payoffs	(544)	(695)	(680)	(968)	(822)
Sales	(624)	(175)	—	(47)	—
Returns to performing status (3)	(1,079)	(1,139)	(943)	(1,076)	(943)
Charge-offs (4)	(758)	(932)	(1,072)	(1,439)	(1,827)
Transfers to foreclosed properties	(131)	(90)	(115)	(115)	(132)
Transfers to loans held-for-sale	(326)	—	—	—	—
Total net additions (reductions) to nonperforming loans and leases	(959)	(742)	(149)	(322)	632
Total nonperforming consumer loans and leases, end of period	17,581	18,540	19,282	19,431	19,753
Foreclosed properties	546	508	620	650	799
Nonperforming consumer loans, leases and foreclosed properties, end of period	$18,127	$19,048	$19,902	$20,081	$20,552

Nonperforming Commercial Loans and Leases (5):
Balance, beginning of period	$2,103	$2,734	$3,224	$3,948	$4,715
Additions to nonperforming loans and leases:
New nonperforming loans and leases	350	269	350	473	474
Advances	9	3	6	5	42
Reductions to nonperforming loans and leases:
Paydowns	(380)	(312)	(328)	(445)	(548)
Sales	(88)	(171)	(147)	(198)	(113)
Return to performing status (6)	(91)	(243)	(167)	(249)	(262)
Charge-offs	(104)	(170)	(177)	(273)	(221)
Transfers to foreclosed properties	(14)	(7)	(21)	(37)	(93)
Transfers to loans held-for-sale	—	—	(6)	—	(46)
Total net reductions to nonperforming loans and leases	(318)	(631)	(490)	(724)	(767)
Total nonperforming commercial loans and leases, end of period	1,785	2,103	2,734	3,224	3,948
Foreclosed properties	116	129	206	250	425
Nonperforming commercial loans, leases and foreclosed properties, end of period	$1,901	$2,232	$2,940	$3,474	$4,373

(1)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 42.

(2)
During the fourth and third quarters of 2012, as a result of regulatory guidance, we changed the treatment of loans discharged in Chapter 7 bankruptcy to write down these loans to collateral value and classify as nonperforming.

(3)
Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower's sustained repayment performance for a reasonable period, generally six months.

(4)
Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and accordingly are excluded from this table.

(5)	Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.

(6)
Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

n/a = not applicable

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	43

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1, 2, 3, 4)
(Dollars in millions)
	Third Quarter 2013		Second Quarter 2013		First Quarter 2013		Fourth Quarter 2012		Third Quarter 2012
Net Charge-offs	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage	$221	0.35%	$271	0.43%	$383	0.60%	$729	1.14%	$720	1.10%
Home equity	302	1.22	486	1.92	684	2.62	768	2.77	1,623	5.55
U.S. credit card	788	3.47	917	4.10	947	4.19	978	4.19	1,079	4.60
Non-U.S. credit card	89	3.32	104	3.93	112	4.14	119	3.62	124	3.70
Direct/Indirect consumer	62	0.30	86	0.42	124	0.61	195	0.94	161	0.78
Other consumer	65	13.81	51	11.57	52	12.76	64	15.78	63	9.53
Total consumer	1,527	1.12	1,915	1.42	2,302	1.70	2,853	2.04	3,770	2.64
U.S. commercial (5)	68	0.13	43	0.09	45	0.09	27	0.05	55	0.12
Commercial real estate	11	0.11	44	0.43	93	0.96	84	0.88	91	0.97
Commercial lease financing	(8)	(0.13)	(5)	(0.08)	(10)	(0.18)	1	0.02	(12)	(0.22)
Non-U.S. commercial	(2)	(0.01)	16	0.08	(15)	(0.08)	17	0.12	9	0.06
	69	0.08	98	0.11	113	0.14	129	0.16	143	0.19
U.S. small business commercial	91	2.86	98	3.15	102	3.33	122	3.86	209	6.59
Total commercial	160	0.17	196	0.22	215	0.25	251	0.30	352	0.45
Total net charge-offs	$1,687	0.73	$2,111	0.94	$2,517	1.14	$3,104	1.40	$4,122	1.86

By Business Segment
Consumer & Business Banking	$1,027	2.46%	$1,158	2.84%	$1,241	3.03%	$1,383	3.29%	$1,539	3.62%
Consumer Real Estate Services	281	1.28	465	2.09	660	2.91	732	3.05	1,567	6.15
Global Banking	35	0.05	78	0.12	68	0.12	132	0.23	76	0.14
Global Markets	—	—	(1)	—	2	0.01	1	0.01	—	—
Global Wealth & Investment Management	26	0.09	51	0.19	61	0.23	91	0.35	97	0.38
All Other	318	0.54	360	0.60	485	0.80	765	1.23	843	1.31
Total net charge-offs	$1,687	0.73	$2,111	0.94	$2,517	1.14	$3,104	1.40	$4,122	1.86

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category. Excluding the purchased credit-impaired loan portfolio, total annualized net charge-offs as a percentage of total average loans and leases outstanding were 0.75, 0.97, 1.18, 1.44 and 1.93 for the three months ended September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively.

(2)
Excludes write-offs of purchased credit-impaired loans of $443 million, $313 million, $839 million, $1.1 billion and $1.7 billion for the three months ended September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively. Including the write-offs of purchased credit-impaired loans, total annualized net charge-offs and purchased credit-impaired write-offs as a percentage of total average loans and leases outstanding were 0.92, 1.07, 1.52, 1.90 and 2.63 for the three months ended September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively.

(3)
During the three months ended September 30, 2012, the Corporation changed the treatment of loans discharged in Chapter 7 bankruptcy to write down these loans to collateral value irrespective of the borrower's payment status. As a result of the completion of implementation, the Corporation charged off $73 million and $478 million of current or less than 60 days delinquent loans for the three months ended December 31, 2012 and September 30, 2012.

(4)	Includes $435 million of charge-offs incurred during the three months ended September 30, 2012 as a result of National Mortgage Settlement activities.

(5)	Excludes U.S. small business commercial loans.

Net Charge-offs (Reserve Reduction)

$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
$(2,348)
1.86%
$4,122
$(900)
1.40%
$3,104
$(804)
1.14%
$2,517
$(900)
0.94%
$2,111
$(1,391)
0.73%
$1,687
3Q12
4Q12
1Q13
2Q13
3Q13
Total Net Charge-offs
Reserve Reduction
Net Charge-off Ratios

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	44

Bank of America Corporation and Subsidiaries
Year-to-Date Net Charge-offs and Net Charge-off Ratios (1, 2)
(Dollars in millions)
	Nine Months Ended September 30
	2013		2012
Net Charge-offs	Amount	Percent	Amount	Percent
Residential mortgage	$875	0.46%	$2,382	1.20%
Home equity	1,472	1.93	3,474	3.88
U.S. credit card	2,652	3.92	3,654	5.11
Non-U.S. credit card	305	3.80	462	4.50
Direct/Indirect consumer	272	0.44	568	0.89
Other consumer	168	12.74	168	8.62
Total consumer	5,744	1.41	10,708	2.46
U.S. commercial (3)	156	0.10	215	0.16
Commercial real estate	148	0.48	300	1.06
Commercial lease financing	(23)	(0.13)	(7)	(0.04)
Non-U.S. commercial	(1)	—	11	0.03
	280	0.11	519	0.23
U.S. small business commercial	291	3.11	577	5.98
Total commercial	571	0.21	1,096	0.47
Total net charge-offs	$6,315	0.93	$11,804	1.77

By Business Segment
Consumer & Business Banking	$3,426	2.77%	$5,069	3.87%
Consumer Real Estate Services	1,406	2.10	3,327	4.26
Global Banking	181	0.10	304	0.19
Global Markets	1	—	13	0.05
Global Wealth & Investment Management	138	0.17	279	0.38
All Other	1,163	0.65	2,812	1.43
Total net charge-offs	$6,315	0.93	$11,804	1.77

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category. Excluding the purchased credit-impaired loan portfolio, total annualized net charge-offs as a percentage of total average loans and leases outstanding were 0.96 and 1.83 for the nine months ended September 30, 2013 and 2012.

(2)
Excludes write-offs of purchased credit-impaired loans of $1.6 billion and $1.7 billion for the nine months ended September 30, 2013 and 2012. Including the write-offs of purchased credit-impaired loans, total annualized net charge-offs and purchased credit-impaired write-offs as a percentage of total average loans and leases outstanding were 1.17 and 2.02 for the nine months ended September 30, 2013 and 2012.

(3)	Excludes U.S. small business commercial loans.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	45

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	September 30, 2013			June 30, 2013			September 30, 2012
Allowance for loan and lease losses	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)
Residential mortgage	$4,895	25.19%	1.93%	$6,071	28.59%	2.39%	$7,585	28.92%	2.95%
Home equity	5,618	28.91	5.81	6,325	29.79	6.32	8,949	34.11	7.96
U.S. credit card	4,296	22.11	4.76	4,468	21.04	4.94	4,898	18.67	5.26
Non-U.S. credit card	488	2.51	4.40	498	2.34	4.82	712	2.71	5.35
Direct/Indirect consumer	546	2.81	0.65	603	2.84	0.72	791	3.02	0.96
Other consumer	100	0.52	5.21	102	0.48	5.68	120	0.46	4.43
Total consumer	15,943	82.05	2.97	18,067	85.08	3.35	23,055	87.89	4.11
U.S. commercial (2)	2,012	10.35	0.90	1,874	8.83	0.85	1,908	7.27	0.93
Commercial real estate	895	4.61	1.99	801	3.77	1.90	894	3.41	2.38
Commercial lease financing	98	0.50	0.40	87	0.41	0.37	81	0.31	0.35
Non-U.S. commercial	484	2.49	0.52	406	1.91	0.47	295	1.12	0.50
Total commercial (3)	3,489	17.95	0.90	3,168	14.92	0.85	3,178	12.11	0.98
Allowance for loan and lease losses	19,432	100.00%	2.10	21,235	100.00%	2.33	26,233	100.00%	2.96
Reserve for unfunded lending commitments	480			474			518
Allowance for credit losses	$19,912			$21,709			$26,751

Asset Quality Indicators

Allowance for loan and lease losses/Total loans and leases (4)		2.10%			2.33%			2.96%
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total loans and leases (excluding purchased credit-impaired loans) (4, 5)		1.81			1.96			2.23
Allowance for loan and lease losses/Total nonperforming loans and leases (6)		100			103			111
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total nonperforming loans and leases (5)		84			84			81
Ratio of the allowance for loan and lease losses/Annualized net charge-offs (7)		2.90			2.51			1.60
Ratio of the allowance for loan and lease losses (excluding purchased credit-impaired loans)/Annualized net charge-offs (5)		2.42			2.04			1.17
Ratio of the allowance for loan and lease losses/Annualized net charge-offs and purchased credit-impaired write-offs		2.30			2.18			1.13

(1)
Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option included residential mortgage loans of $2.2 billion, $1.1 billion and $1.2 billion at September 30, 2013, June 30, 2013 and September 30, 2012, respectively. Commercial loans accounted for under the fair value option included U.S. commercial loans of $1.8 billion, $2.0 billion and $2.0 billion and non-U.S. commercial loans of $6.2 billion, $6.4 billion and $4.4 billion at September 30, 2013, June 30, 2013 and September 30, 2012, respectively.

(2)
Includes allowance for loan and lease losses for U.S. small business commercial loans of $510 million, $584 million and $701 million at September 30, 2013, June 30, 2013 and September 30, 2012, respectively.

(3)	Includes allowance for loan and lease losses for impaired commercial loans of $286 million, $328 million and $556 million at September 30, 2013, June 30, 2013 and September 30, 2012, respectively.

(4)
Total loans and leases do not include loans accounted for under the fair value option of $10.2 billion, $9.5 billion and $7.6 billion at September 30, 2013, June 30, 2013 and September 30, 2012, respectively.

(5)	Excludes valuation allowance on purchased credit-impaired loans of $3.2 billion, $3.9 billion and $7.1 billion at September 30, 2013, June 30, 2013 and September 30, 2012, respectively.

(6)
Allowance for loan and lease losses includes $9.0 billion, $9.9 billion and $14.0 billion allocated to products (primarily the Consumer Lending portfolios within Consumer & Business Banking and purchased credit-impaired loans) that are excluded from nonperforming loans and leases at September 30, 2013, June 30, 2013 and September 30, 2012, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 54 percent, 55 percent and 52 percent at September 30, 2013, June 30, 2013 and September 30, 2012, respectively.

(7)
Net charge-offs exclude $443 million, $313 million and $1.7 billion of write-offs in the purchased credit-impaired loan portfolio at September 30, 2013, June 30, 2013 and September 30, 2012. These write-offs decreased the purchased credit-impaired valuation allowance included as part of the allowance for loan and lease losses.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	46

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)

The Corporation evaluates its business based on a fully taxable-equivalent basis, a non-GAAP financial measure. The Corporation believes managing the business with net interest income on a fully taxable-equivalent basis provides a more accurate picture of the interest margin for comparative purposes. Total revenue, net of interest expense, includes net interest income on a fully taxable-equivalent basis and noninterest income. The Corporation views related ratios and analyses (i.e., efficiency ratios and net interest yield) on a fully taxable-equivalent basis. To derive the fully taxable-equivalent basis, net interest income is adjusted to reflect tax-exempt income on an equivalent before-tax basis with a corresponding increase in income tax expense. For purposes of this calculation, the Corporation uses the federal statutory tax rate of 35 percent. This measure ensures comparability of net interest income arising from taxable and tax-exempt sources. The efficiency ratio measures the costs expended to generate a dollar of revenue, and net interest yield measures the basis points the Corporation earns over the cost of funds.

The Corporation also evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders' equity or common shareholders' equity amount which has been reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible common shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average common shareholders' equity. Return on average tangible shareholders' equity measures the Corporation's earnings contribution as a percentage of adjusted average shareholders' equity. The tangible common equity ratio represents adjusted ending common shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. The tangible equity ratio represents total adjusted ending shareholders' equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents adjusted ending common shareholders' equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation's use of equity (i.e., capital). In addition, profitability, relationship and investment models all use return on average tangible shareholders' equity as key measures to support our overall growth goals.
Effective January 1, 2013, on a prospective basis, the Corporation adjusted the amount of capital being allocated to its business segments. The adjustment reflects a refinement to the prior-year methodology (economic capital) which focused solely on internal risk-based economic capital models. The refined methodology (allocated capital) now also considers the effect of regulatory capital requirements in addition to internal risk-based economic capital models. The Corporation's internal risk-based capital models use a risk-adjusted methodology incorporating each segment's credit, market, interest rate, business and operational risk components. The capital allocated to the Corporation's business segments is currently referred to as allocated capital and, prior to January 1, 2013, was referred to as economic capital, both of which represent non-GAAP financial measures. Allocated capital in the Corporation's business segments is subject to change over time.

See the tables below and on pages 48-50 for reconciliations of these non-GAAP financial measures with financial measures defined by GAAP for the nine months ended September 30, 2013 and 2012, and the three months ended September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate supplemental financial data differently.

	Nine Months Ended September 30		Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012
	2013	2012
Reconciliation of net interest income to net interest income on a fully taxable-equivalent basis

Net interest income	$31,479	$30,332	$10,266	$10,549	$10,664	$10,324	$9,938
Fully taxable-equivalent adjustment	646	670	213	222	211	231	229
Net interest income on a fully taxable-equivalent basis	$32,125	$31,002	$10,479	$10,771	$10,875	$10,555	$10,167

Reconciliation of total revenue, net of interest expense to total revenue, net of interest expense on a fully taxable-equivalent basis

Total revenue, net of interest expense	$67,454	$64,674	$21,530	$22,727	$23,197	$18,660	$20,428
Fully taxable-equivalent adjustment	646	670	213	222	211	231	229
Total revenue, net of interest expense on a fully taxable-equivalent basis	$68,100	$65,344	$21,743	$22,949	$23,408	$18,891	$20,657

Reconciliation of income tax expense (benefit) to income tax expense (benefit) on a fully taxable-equivalent basis

Income tax expense (benefit)	$4,335	$1,520	$2,348	$1,486	$501	$(2,636)	$770
Fully taxable-equivalent adjustment	646	670	213	222	211	231	229
Income tax expense (benefit) on a fully taxable-equivalent basis	$4,981	$2,190	$2,561	$1,708	$712	$(2,405)	$999

Reconciliation of average common shareholders' equity to average tangible common shareholders' equity

Common shareholders' equity	$217,922	$216,073	$216,766	$218,790	$218,225	$219,744	$217,273
Goodwill	(69,926)	(69,973)	(69,903)	(69,930)	(69,945)	(69,976)	(69,976)
Intangible assets (excluding mortgage servicing rights)	(6,269)	(7,531)	(5,993)	(6,270)	(6,549)	(6,874)	(7,194)
Related deferred tax liabilities	2,360	2,627	2,296	2,360	2,425	2,490	2,556
Tangible common shareholders' equity	$144,087	$141,196	$143,166	$144,950	$144,156	$145,384	$142,659

Reconciliation of average shareholders' equity to average tangible shareholders' equity

Shareholders' equity	$234,126	$234,726	$230,392	$235,063	$236,995	$238,512	$236,039
Goodwill	(69,926)	(69,973)	(69,903)	(69,930)	(69,945)	(69,976)	(69,976)
Intangible assets (excluding mortgage servicing rights)	(6,269)	(7,531)	(5,993)	(6,270)	(6,549)	(6,874)	(7,194)
Related deferred tax liabilities	2,360	2,627	2,296	2,360	2,425	2,490	2,556
Tangible shareholders' equity	$160,291	$159,849	$156,792	$161,223	$162,926	$164,152	$161,425

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	47

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012
	2013	2012
Reconciliation of period-end common shareholders' equity to period-end tangible common shareholders' equity

Common shareholders' equity	$218,967	$219,838	$218,967	$216,791	$218,513	$218,188	$219,838
Goodwill	(69,891)	(69,976)	(69,891)	(69,930)	(69,930)	(69,976)	(69,976)
Intangible assets (excluding mortgage servicing rights)	(5,843)	(7,030)	(5,843)	(6,104)	(6,379)	(6,684)	(7,030)
Related deferred tax liabilities	2,231	2,494	2,231	2,297	2,363	2,428	2,494
Tangible common shareholders' equity	$145,464	$145,326	$145,464	$143,054	$144,567	$143,956	$145,326

Reconciliation of period-end shareholders' equity to period-end tangible shareholders' equity

Shareholders' equity	$232,282	$238,606	$232,282	$231,032	$237,293	$236,956	$238,606
Goodwill	(69,891)	(69,976)	(69,891)	(69,930)	(69,930)	(69,976)	(69,976)
Intangible assets (excluding mortgage servicing rights)	(5,843)	(7,030)	(5,843)	(6,104)	(6,379)	(6,684)	(7,030)
Related deferred tax liabilities	2,231	2,494	2,231	2,297	2,363	2,428	2,494
Tangible shareholders' equity	$158,779	$164,094	$158,779	$157,295	$163,347	$162,724	$164,094

Reconciliation of period-end assets to period-end tangible assets

Assets	$2,126,653	$2,166,162	$2,126,653	$2,123,320	$2,174,819	$2,209,974	$2,166,162
Goodwill	(69,891)	(69,976)	(69,891)	(69,930)	(69,930)	(69,976)	(69,976)
Intangible assets (excluding mortgage servicing rights)	(5,843)	(7,030)	(5,843)	(6,104)	(6,379)	(6,684)	(7,030)
Related deferred tax liabilities	2,231	2,494	2,231	2,297	2,363	2,428	2,494
Tangible assets	$2,053,150	$2,091,650	$2,053,150	$2,049,583	$2,100,873	$2,135,742	$2,091,650

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	48

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2013	Second Quarter 2013	First Quarter 2013	Fourth Quarter 2012	Third Quarter 2012
	2013	2012
Reconciliation of return on average allocated capital/economic capital (1)

Consumer & Business Banking

Reported net income	$4,621	$4,101	$1,779	$1,395	$1,447	$1,446	$1,351
Adjustment related to intangibles (2)	6	10	2	2	2	3	3
Adjusted net income	$4,627	$4,111	$1,781	$1,397	$1,449	$1,449	$1,354

Average allocated equity (3)	$62,058	$56,059	$62,032	$62,058	$62,083	$56,673	$56,413
Adjustment related to goodwill and a percentage of intangibles	(32,058)	(32,179)	(32,032)	(32,058)	(32,083)	(32,112)	(32,142)
Average allocated capital/economic capital	$30,000	$23,880	$30,000	$30,000	$30,000	$24,561	$24,271

Global Banking

Reported net income	$3,707	$3,952	$1,134	$1,292	$1,281	$1,392	$1,151
Adjustment related to intangibles (2)	2	3	1	—	1	1	1
Adjusted net income	$3,709	$3,955	$1,135	$1,292	$1,282	$1,393	$1,152

Average allocated equity (3)	$45,412	$41,807	$45,413	$45,416	$45,407	$41,546	$42,066
Adjustment related to goodwill and a percentage of intangibles	(22,412)	(22,431)	(22,413)	(22,416)	(22,407)	(22,423)	(22,427)
Average allocated capital/economic capital	$23,000	$19,376	$23,000	$23,000	$23,000	$19,123	$19,639

Global Markets

Reported net income (loss)	$1,348	$1,048	$(778)	$958	$1,168	$181	$(276)
Adjustment related to intangibles (2)	6	7	2	2	2	2	2
Adjusted net income (loss)	$1,354	$1,055	$(776)	$960	$1,170	$183	$(274)

Average allocated equity (3)	$35,371	$19,069	$35,369	$35,372	$35,372	$19,562	$18,796
Adjustment related to goodwill and a percentage of intangibles	(5,371)	(5,366)	(5,369)	(5,372)	(5,372)	(5,378)	(5,382)
Average allocated capital/economic capital	$30,000	$13,703	$30,000	$30,000	$30,000	$14,184	$13,414

Global Wealth & Investment Management

Reported net income	$2,197	$1,669	$719	$758	$720	$576	$571
Adjustment related to intangibles (2)	13	18	4	5	4	5	6
Adjusted net income	$2,210	$1,687	$723	$763	$724	$581	$577

Average allocated equity (3)	$20,302	$17,473	$20,283	$20,300	$20,323	$18,489	$18,199
Adjustment related to goodwill and a percentage of intangibles	(10,302)	(10,380)	(10,283)	(10,300)	(10,323)	(10,340)	(10,359)
Average allocated capital/economic capital	$10,000	$7,093	$10,000	$10,000	$10,000	$8,149	$7,840

For footnotes see page 50.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	49

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	Nine Months Ended September 30		Third Quarter 2013	Second Quarter 2013	Third Quarter 2012
	2013	2012
Consumer & Business Banking

Deposits

Reported net income	$1,454	$928	$572	$484	$291
Adjustment related to intangibles (2)	—	1	—	—	—
Adjusted net income	$1,454	$929	$572	$484	$291

Average allocated equity (3)	$35,403	$32,847	$35,398	$35,402	$33,454
Adjustment related to goodwill and a percentage of intangibles	(20,003)	(20,024)	(19,998)	(20,002)	(20,018)
Average allocated capital/economic capital	$15,400	$12,823	$15,400	$15,400	$13,436

Consumer Lending

Reported net income	$3,167	$3,173	$1,207	$911	$1,060
Adjustment related to intangibles (2)	6	9	2	2	3
Adjusted net income	$3,173	$3,182	$1,209	$913	$1,063

Average allocated equity (3)	$26,655	$23,212	$26,634	$26,655	$22,959
Adjustment related to goodwill and a percentage of intangibles	(12,055)	(12,155)	(12,034)	(12,055)	(12,124)
Average allocated capital/economic capital	$14,600	$11,057	$14,600	$14,600	$10,835

(1)	There are no adjustments to reported net income (loss) or average allocated equity for Consumer Real Estate Services.

(2)	Represents cost of funds, earnings credits and certain expenses related to intangibles.

(3)
Average allocated equity is comprised of average allocated capital (or economic capital prior to 2013) plus capital for the portion of goodwill and intangibles specifically assigned to the business segment.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	50